UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Prudential Total Return Bond Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2010

Date of reporting period:	10/31/2010

Item 1 – Reports to Stockholders

ANNUAL REPORT	OCTOBER 31, 2010

Prudential Total Return Bond Fund, Inc.

Fund Type Multi-sector bond Objective Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

December 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential Total Return Bond Fund, Inc. informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Total Return Bond Fund, Inc.

Prudential Total Return Bond Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25%, respectively. Gross operating expenses: Class A, 1.02%; Class B, 1.72%; Class C, 1.72%; Class L, 1.22%; Class M, 1.72%; Class R, 1.47%; Class X, 1.72%; Class Z, 0.72%. Net operating expenses: Class A, 0.85%; Class B, 1.35%; Class C, 1.35%; Class L, 1.10%; Class M, 1.60%; Class R, 1.10%; Class X, 0.85%; Class Z, 0.60%, after contractual reduction. The contractual reduction is through 2/29/2012 for Class A and Class R shares and through 2/28/2011 for Class C shares.

Cumulative Total Returns (Without Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	12.27%	43.18%	87.83%	—
Class B	11.71	39.16	76.40	—
Class C	11.72	39.79	79.14	—
Class L	11.99	N/A	N/A	31.76% (3/5/07)
Class M	11.44	N/A	N/A	29.76 (3/5/07)
Class R	12.08	N/A	N/A	26.40 (1/14/08)
Class X	12.33	N/A	N/A	33.92 (3/5/07)
Class Z	12.58	44.88	92.47	—
Barclays Capital U.S. Aggregate Bond Index	8.01	36.66	85.60	—
Lipper Average	9.63	32.77	77.66	—

Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	8.23%	6.08%	5.95%	—
Class B	7.77	6.31	5.77	—
Class C	11.78	6.57	5.93	—
Class L	8.25	N/A	N/A	6.48% (3/5/07)
Class M	6.57	N/A	N/A	6.65 (3/5/07)
Class R	13.13	N/A	N/A	8.70 (1/14/08)
Class X	7.38	N/A	N/A	7.37 (3/5/07)
Class Z	13.64	7.35	6.70	—
Barclays Capital U.S. Aggregate Bond Index	8.16	6.20	6.41	—
Lipper Average	9.98	5.47	5.85	—

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Average Annual Total Returns (With Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	7.22%	6.46%	6.02%	—
Class B	6.71	6.68	5.84	—
Class C	10.72	6.93	6.00	—
Class L	7.23	N/A	N/A	6.56%(3/5/07)
Class M	5.44	N/A	N/A	6.69 (3/5/07)
Class R	12.08	N/A	N/A	8.73 (1/14/08)
Class X	6.33	N/A	N/A	7.41 (3/5/07)
Class Z	12.58	7.70	6.77	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	12.27%	7.44%	6.51%	—
Class B	11.71	6.83	5.84	—
Class C	11.72	6.93	6.00	—
Class L	11.99	N/A	N/A	7.83% (3/5/07)
Class M	11.44	N/A	N/A	7.38 (3/5/07)
Class R	12.08	N/A	N/A	8.73 (1/14/08)
Class X	12.33	N/A	N/A	8.31 (3/5/07)
Class Z	12.58	7.70	6.77	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Total Return Bond Fund, Inc. (Class A shares) with a similar investment in the Barclays Capital U.S. Aggregate Bond Index by portraying the initial account values at

Prudential Total Return Bond Fund, Inc.	3

Your Fund’s Performance (continued)

the beginning of the 10-year period for Class A shares (October 31, 2000) and the account values at the end of the current fiscal year (October 31, 2010), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through October 31, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 4.50%, and 4.25%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of up to 1%. Class L, Class M, and Class X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other Prudential investments mutual funds. Class M and Class X shares are not subject to a front-end sales charge, but are subject to a CDSC of 6% and a 12b-1 fee of up to 1%. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years and approximately 10 years, respectively, after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth year after purchase, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns as of 10/31/10 are 27.27% for Class L, Class M, and Class X; and 20.76% for Class R. Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns as of 9/30/10 are 6.85% for Class L, Class M, and Class X; and 6.96% for Class R.

Lipper Intermediate Investment-Grade Debt Funds Average

The Lipper Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average do not have any quality or maturity restrictions. They intend to keep the bulk of their assets in corporate and government debt issues. Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/10 are 24.00% for Class L, Class M, and Class X; and 19.47% for Class R.

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Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/10 are 5.95% for Class L, Class M, and Class X; and 6.40% for Class R.

Investors cannot invest directly in an index. The returns for the Barclays Capital U.S. Aggregate Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distributions and Yields as of 10/31/10
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.53	2.93%
Class B	0.46	2.57
Class C	0.46	2.57
Class L	0.50	2.82
Class M	0.43	2.32
Class R	0.49	2.82
Class X	0.53	3.06
Class Z	0.56	3.33

Five Largest Holdings expressed as a percentage of net assets as of 10/31/10
Federal National Mortgage Association, 5.500%, 03/01/16-06/01/34	2.5%
Federal National Mortgage Association, 5.000%, 09/01/17-03/01/34	1.7
U.S. Treasury Strip Coupon, 3.920%, 08/15/22	1.3
MBNA Credit Card Master Note Trust, Ser. 2004-C2, Class C2, 1.156%, 11/15/16	1.1
U.S. Treasury Strip Coupon, 3.460%, 08/15/23	1.0

Holdings reflect only long-term investments and are subject to change.

Credit Quality* expressed as a percentage of net assets as of 10/31/10
U.S. Government & Agency	15.7%
Aaa	18.7
Aa	9.0
A	13.4
Baa	20.0
Ba	9.5
B	6.5
Caa	1.0
Less than Caa	0.1
Not Rated	12.4
Total Investments	106.3
Liabilities in excess of other assets	– 6.3
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

Prudential Total Return Bond Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Total Return Bond Fund’s Class A shares posted a 12.27% gain for the 12-month reporting period ended October 31, 2010, which outperformed the 8.01% gain of the Barclays Capital U.S. Aggregate Bond Index (the Index) and the 9.63% gain of the Lipper Intermediate Investment Grade Debt Funds Average.

How is the Fund managed?

Prudential Fixed Income runs the Fund, which seeks total return through a mix of current income and capital appreciation. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its investable assets in bonds. Research plays a key role in the Fund’s investment process. Senior investment professionals develop a quarterly market outlook that provides an overall view on the economy, interest rates, and risk levels in major bond markets. This outlook helps set broad investment strategies for the Fund. Portfolio managers also work closely with a team of more than 50 credit research analysts in selecting bonds to buy and sell.

What were conditions like in the U.S. fixed income market?

Early in the reporting period that began November 1, 2009, the U.S. economy grew at a rapid pace, as consumer spending increased, business spending on equipment and software picked up, and demand for U.S. exports improved. The economy had recently emerged from its deepest downturn since the Great Depression of the 1930s, helped by The American Recovery and Reinvestment Act of 2009, a governmental stimulus program that included measures such as a tax credit for first-time homebuyers. The Federal Reserve (the Fed) also left its target for the overnight bank lending rate near zero to foster commerce through rock-bottom borrowing costs. The low-rate environment was generally supportive of bond prices, which move inversely to interest rates.

Yet the economy began to lose steam in 2010 as the effects of the stimulus began to fade and the nation’s jobless rate remained high. A mixed bag of macroeconomic data left investors wondering if the world’s largest economy was headed for a double-dip recession. This uncertainty, in conjunction with an ongoing sovereign-debt crisis in Greece and certain other nations on the geographic edge of the eurozone, helped spark a flight to quality in May. As a result, prices of U.S. Treasury securities rose that month and prices of riskier debt securities such as investment grade corporate bonds declined. Overall, the investment-grade bond market ended the volatile reporting period in the black, according to the Barclays Capital U.S. Aggregate Bond Index.

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How did the key sectors of the U.S. investment-grade bond market perform?

The low rates encouraged investors to take advantage of the more attractive yields on riskier types of debt securities, which helped them outperform higher quality bonds for the reporting period. Within the Index, the largest gain was posted by commercial mortgage-backed securities (CMBS), which are made from bundles of mortgages on properties such as hotels and shopping malls. CMBS prices were also aided for much of the reporting period by a Fed program called the Term Asset-Backed Securities Loan Facility (TALF), which provided loans to investors to buy high-quality CMBS. Sales of CMBS help keep credit flowing in the commercial real estate market.

The next highest return was scored by the investment-grade corporate bond sector, which also posted a double-digit gain reflecting improved credit fundamentals and positive corporate earnings. All subsectors and industries of investment-grade corporate bonds ended the reporting period in the black. Corporate bonds in the Baa rating category (lower investment grade) outperformed those in higher rating categories, reflecting strong investor demand for bonds with attractive yields.

The remaining key sectors in the Index posted single-digit gains, led by asset-backed securities, which are made from bundles of auto loans or certain other types of consumer or business loans. Asset-backed securities also benefited from TALF for part of the reporting period. U.S. Treasury securities posted the next highest gain, followed by mortgage-backed securities of federal agencies and federal agency debt securities.

During the middle part of the reporting period, the Fed completed a round of quantitative easing in which it purchased mortgage-backed securities of federal agencies and federal agency debt securities in order to support mortgage lending, the housing markets, and overall conditions in the private credit markets. The mortgage-backed market came under pressure in August as mortgage rates slid to all-time lows, giving rise to concern that securities might get paid off early if homeowners refinanced the underlying loans. Also during that month, the Fed said it would keep its holdings of debt securities at current levels by reinvesting principal payments from its mortgage-backed securities and federal agency securities back into Treasury securities. This also hurt the mortgage-backed sector but helped Treasury securities.

Another positive for Treasury securities occurred in September when the Fed said it was prepared to provide more help to the economy if needed. This spawned renewed talk in financial markets that the Fed might start another round of quantitative easing in which it would purchase Treasury securities to reduce medium-term interest rates and stimulate the economy. Shortly after the reporting period ended, the Fed announced it would buy $600 billion in additional Treasury securities.

Prudential Total Return Bond Fund, Inc.	7

Strategy and Performance Overview (continued)

How did other key fixed income markets perform?

Investors seeking attractive yields also purchased high yield bonds of corporations in the United States, which are commonly called “junk” bonds as they are rated below investment grade. Among firms that issue high yield bonds, credit fundamentals improved and earnings rose in a wide range of industries. Companies were able to issue a huge amount of bonds, and their easy access to capital helped drive a sharp decline in the high yield default rate, which tracks the percentage of companies that failed to pay interest and principal on their bonds for a trailing 12-month period. High yield bonds overall posted a double-digit gain for the reporting period.

Yield-hungry investors also snapped up emerging market bonds, which are issued by governments, quasi-governmental institutions, or companies in economically developing nations. In addition to their relatively attractive yields, emerging market bonds were viewed favorably as many developing nations have low levels of debt and budgets that are much closer to being balanced than those of developed nations. Emerging markets bonds overall scored a double-digit gain for the period.

Another beneficiary of the search for attractive yields was the market for leveraged bank loans in the United States, which also posted a double-digit increase for the period. Leveraged bank loans are made to companies that borrowed heavily to finance their operations. Lower-quality loans gained more than higher-quality loans.

How did the Fund’s allocation to the bond markets affect its performance?

The Fund’s double-digit return and its strong performance relative to the Index were driven partially by its allocation strategy. The Fund had larger exposures than the Index to CMBS and investment-grade corporate bonds, both of which outperformed the Index. In contrast, the Fund had smaller exposures than the Index to Treasury securities, federal agency securities, and mortgage-backed securities of federal agencies. This approach worked well because each of these markets underperformed the Index for the reporting period.

Another positive for the Fund was its exposure to certain markets not included in the Index, most notably high yield corporate bonds and leveraged bank loans. Both of these markets also outperformed the Index for the reporting period.

The Fund uses derivatives—investment contracts whose value is derived from some other instrument, interest rate, or index—to gain exposure to different types of debt securities, to adjust exposure to interest rates, to adjust currency exposure, or for other purposes intended to help the Fund meet its objective. During the reporting period, the Fund’s exposure to derivatives hedged the Fund’s other positions as intended and did not have a material impact on the Fund’s performance.

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What effect did security selection have on the Fund’s performance?

Security selection had a mixed impact on the Fund’s performance. The Fund benefited from favorable selection among asset-backed securities through its positions in BBB-rated debt securities backed by credit card receivables or home equity loans. However, the Fund’s emphasis on higher-quality CMBS subtracted from its performance versus the Index, as lower-quality CMBS significantly outperformed higher-quality CMBS for the reporting period.

Security selection among corporate bonds largely had a positive impact on the Fund’s performance. For example, the Fund owned bonds of Nelnet Inc., a provider of student loans that rebounded in value from distressed levels and continues to see improvement in its fundamentals. The Fund also benefited from having a larger exposure than the Index to bonds of Dow Chemical, which performed well as it reduced its debt burden during the reporting period.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Prudential Total Return Bond Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2010, at the beginning of the period, and held through the six-month period ended October 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses

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you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Total Return Bond Fund, Inc.		Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,057.60	0.85%	$4.41
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

Class B	Actual	$1,000.00	$1,055.00	1.35%	$6.99
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

Class C	Actual	$1,000.00	$1,055.10	1.35%	$6.99
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

Class L	Actual	$1,000.00	$1,056.30	1.10%	$5.70
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Class M	Actual	$1,000.00	$1,052.90	1.60%	$8.28
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class R	Actual	$1,000.00	$1,056.30	1.10%	$5.70
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Class X	Actual	$1,000.00	$1,057.50	0.85%	$4.41
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

Class Z	Actual	$1,000.00	$1,058.30	0.60%	$3.11
	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Total Return Bond Fund, Inc.	11

Portfolio of Investments

as of October 31, 2010

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

LONG-TERM INVESTMENTS 94.3%

ASSET BACKED SECURITIES 13.4%

Non-Residential Mortgage Backed Securities 7.4%
Ba1	$97	Alfa Diversified Payment Rights Finance Co. SA (Luxembourg), Ser. 2006-1A, Class A, 144A, 1.892%, 03/15/11(a)	$92,150
A1	467	Ares CLO Funds (Cayman Islands), Ser. 2003-7AW, Class A1A, 144A, 0.768%, 05/08/15(a)	455,519
Aa3	1,759	Ser. 2004-8A, Class A1A, 144A, 0.738%, 02/26/16(a)	1,670,831
A2	4,260	Ser. 2005-9A, Class A1A, 144A, 0.559%, 04/20/17(a)	3,982,915
Aa3	500	Ser. 2005-10A, Class A3, 144A, 0.531%, 09/18/17(a)	467,525
A3	1,500	BA Credit Card Trust, Ser. 2006-C5, Class C5, 0.656%, 01/15/16(a)	1,438,165
Aaa	1,000	Ser. 2007-A3, Class A3, 0.276%, 11/15/16(a)	986,720
Aa1	648	Ballyrock CDO Ltd. (Cayman Islands), Ser. 2005-3A, Class A2, 144A, 0.518%, 07/25/17(a)	606,076
Aa1	2,606	Black Diamond CLO Ltd. (Cayman Islands), Ser. 2005-1A, Class A1, 144A, 0.561%, 06/20/17(a)	2,376,315
Aa1	1,782	Chatham Light CLO Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A, 0.704%, 08/03/19(a)	1,693,314
Baa2	1,630	Citibank Credit Card Issuance Trust, Ser. 2003-C4, Class C4, 5.000%, 06/10/15	1,728,681
Baa2	4,950	Ser. 2005-C2, Class C2, 0.726%, 03/24/17(a)	4,588,346
Baa2	3,890	Ser. 2005-C3, Class C3, 0.666%, 07/15/14(a)	3,796,334
Aaa	500	Ser. 2006-A1, Class A1, 0.458%, 02/09/15(a)	496,991

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	13

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)

Non-Residential Mortgage Backed Securities (cont’d.)
Baa2	$675	Ser. 2006-C1, Class C1, 0.656%, 02/20/15(a)	$652,142
Aaa	900	COA Tempus CLO Ltd., Ser. 2010-1A, Class A1, 144A, 2.189%, 04/20/19(a)(b)	900,000
Aaa	1,000	Eaton Vance CDO IV Ltd. (Cayman Islands), Ser. 2007-9A, Class A1A, 144A, 0.499%, 04/20/19(a)(b)	940,000
Aaa	825	First CLO Ltd. (Cayman Islands), Ser. 2004-1A1, Class A1, 144A, 0.638%, 07/27/16(a)	794,988
Aaa	545	Ford Credit Auto Owner Trust, Ser. 2006-B, Class C, 5.680%, 06/15/12	554,744
Aa3	1,990	Four Corners CLO (Cayman Islands), Ser. 2005-1A, Class A3, 144A, 0.589%, 03/26/17(a)	1,870,848
A1	817	Ser. 2006-3A, Class A, 144A, 0.538%, 07/22/20(a)	759,653
Baa3	117	GE Business Loan Trust, Ser. 2006-1A, Class D, 144A, 1.256%, 05/15/34(a)	36,796
Aaa	1,116	Granite Ventures Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A, 0.549%, 12/15/17(a)	1,060,321
Aa2	269	Gulf Stream Compass CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A, 0.649%, 07/15/16(a)	257,681
Aa1	1,152	Hewett’s Island CDO Ltd. (Cayman Islands), Ser. 2006-4A, Class A, 144A, 0.678%, 05/09/18(a)	1,089,933
A2	1,344	Katonah Ltd. (Cayman Islands), Ser. 2005-7A, Class A2, 144A, 0.636%, 11/15/17(a)	1,219,535
Aaa	967	Landmark CDO Ltd. (Cayman Islands), Ser. 2006-8A, Class A1, 144A, 0.529%, 10/19/20(a)	899,542

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)

Non-Residential Mortgage Backed Securities (cont’d.)
Aaa	$1,000	LCM LP (Cayman Islands), Ser. 2004-2A, Class A, 144A, 0.608%, 10/22/16(a)	$950,000
Aaa	1,000	Ser. 2005-3A, Class A, 144A, 0.557%, 06/01/17(a)	940,000
A3	1,560	MBNA Credit Card Master Note Trust, Ser. 2002-C1, Class C1, 6.800%, 07/15/14	1,654,315
A3	800	Ser. 2002-C3, Class C3, 1.606%, 10/15/14(a)	795,525
A3	8,700	Ser. 2004-C2, Class C2, 1.156%, 11/15/16(a)	8,388,336
A3	2,000	Ser. 2006-C1, Class C1, 0.676%, 07/15/15(a)	1,933,635
Aaa	858	Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2004-3A, Class A1LA, 144A, 0.791%, 02/15/16(a)	829,385
Aa2	563	Railcar Leasing LLC, Ser. 1997-1, Class A2, 144A, 7.125%, 01/15/13	597,110
NR	75	Small Business Administration, Ser. 2001-P10B, Class 1, 6.344%, 08/10/11	77,248
NR	361	Small Business Administration Participation Certificates, Ser. 2001-20A, Class 1, 6.290%, 01/01/21	394,769
NR	147	Ser. 2003-20I, Class 1, 5.130%, 09/01/23	160,448
Aa3	711	Velocity CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A, 0.689%, 08/22/16(a)	667,928
Aa2	1,188	Venture CDO Ltd. (Cayman Islands), Ser. 2003-1A, Class A1, 144A, 0.789%, 01/21/16(a)(b)	1,129,031

			53,933,795

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	15

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)

Residential Mortgage Backed Securities 6.0%
Aa2	$1,725	ACE Securities Corp., Ser. 2003-HE1, Class M1, 1.231%, 11/25/33(a)	$1,441,155
Aaa	400	Ser. 2003-OP1, Class M1, 1.306%, 12/25/33(a)	331,864
Aa2	511	Ser. 2004-FM1, Class M1, 1.156%, 09/25/33(a)	433,671
Aa2	387	Ser. 2004-OP1, Class M1, 1.036%, 04/25/34(a)	329,716
Aaa	529	Aegis Asset Backed Securities Trust, Ser. 2004-2, Class A3, 0.736%, 06/25/34(a)	490,316
Baa2	152	Ameriquest Mortgage Securities, Inc., Ser. 2001-2, Class M3, 3.181%, 10/25/31(a)	103,624
A2	350	Ser. 2005-R11, Class A2D, 0.586%, 01/25/36(a)	284,227
CC(c)	33	Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2, 1.606%, 10/25/32(a)	1,996
Aaa	780	Ser. 2002-BC8, Class A3, 1.256%, 11/25/32(a)	690,504
Baa1	600	Argent Securities, Inc., Ser. 2003-W2, Class M4, 5.881%, 09/25/33(a)	456,770
Baa3	439	Ser. 2003-W10, Class M2, 2.731%, 01/25/34(a)	211,355
Aa2	1,647	Ser. 2004-W6, Class M1, 0.806%, 05/25/34(a)	1,271,208
Aa2	934	Asset Backed Funding Certificates, Ser. 2004-OPT1, Class M1, 1.306%, 08/25/33(a)	782,722
Aa3	678	Asset Backed Securities Corp. Home Equity, Ser. 2003-HE3, Class M1, 1.501%, 06/15/33(a)	554,000
Aaa	211	Bear Stearns Asset Backed Securities Trust, Ser. 2002-2, Class A2, 1.456%, 10/25/32(a)	196,751

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)

Residential Mortgage Backed Securities (cont’d.)
Aa2	$2,899	Ser. 2004-HE2, Class M1, 0.856%, 03/25/34(a)	$2,430,152
A2	1,218	Ser. 2004-HE3, Class M2, 1.981%, 04/25/34(a)	1,064,064
Ca	87	CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M2, 3.631%, 03/25/33(a)	8,918
A1	4,946	Ser. 2003-HE4, Class M1, 1.231%, 03/25/34(a)	4,039,597
B2	36	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2002-HE4, Class M2, 2.506%, 08/25/32(a)	14,345
Aa2	322	Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.700%, 07/25/34	280,474
B2	1,400	FBR Securitization Trust, Ser. 2005-2, Class M1, 0.736%, 09/25/35(a)	1,031,562
C	940	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FFH1, Class M2, 0.776%, 06/25/36(a)	200,656
Aa3	980	Fremont Home Loan Trust, Ser. 2003-B, Class M1, 1.306%, 12/25/33(a)	771,556
Aaa	1,765	GSAMP Trust, Ser. 2004-FM1, Class M1, 1.231%, 11/25/33(a)	1,557,940
Baa1	522	Home Equity Asset Trust, Ser. 2003-5, Class M1, 1.306%, 12/25/33(a)	440,364
A1	3,629	Ser. 2004-2, Class M1, 1.051%, 07/25/34(a)	2,786,154
Aaa	847	HSBC Home Equity Loan Trust, Ser. 2004-1, Class A, 0.606%, 09/20/33(a)	787,735

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	17

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)

Residential Mortgage Backed Securities (cont’d.)
Aaa	$99	Ser. 2005-1, Class A, 0.546%, 01/20/34(a)	$89,995
Aa1	859	Ser. 2006-1, Class M1, 0.536%, 01/20/36(a)	757,103
A1	1,600	Ser. 2007-2, Class A4, 0.556%, 07/20/36(a)	1,004,920
Aa2	250	Ser. 2007-3, Class A4, 1.756%, 11/20/36(a)	176,296
Caa2	21	HSI Asset Securitization Corp. Trust, Ser. 2006-HE2, Class 2A1, 0.306%, 12/25/36(a)	20,287
Aa1	1,610	Long Beach Mortgage Loan Trust, Ser. 2004-1, Class M1, 1.006%, 02/25/34(a)	1,377,561
Aaa	14	Ser. 2004-4, Class 1A1, 0.536%, 10/25/34(a)	11,821
Aa2	1,178	MASTR Asset Backed Securities Trust, Ser. 2004-WMC1, Class M1, 1.036%, 02/25/34(a)	1,029,614
AAA(c)	1,562	Merrill Lynch Mortgage Investors, Inc., Ser. 2004-OPT1, Class A1A, 0.516%, 06/25/35(a)	1,234,484
AAA(c)	641	Ser. 2004-OPT1, Class A2A, 0.616%, 06/25/35(a)	486,750
Aa2	485	Morgan Stanley ABS Capital I, Ser. 2003-HE1, Class M1, 1.456%, 05/25/33(a)	402,465
Aa3	301	Ser. 2003-NC5, Class M1, 1.531%, 04/25/33(a)	250,101
Aa2	645	Ser. 2004-HE5, Class M1, 0.886%, 06/25/34(a)	522,842
Aa2	1,009	Ser. 2004-NC1, Class M1, 1.306%, 12/27/33(a)	825,876
Aa1	1,650	Ser. 2004-OP1, Class M1, 0.836%, 11/25/34(a)	1,370,002
Aa1	1,384	Ser. 2004-WMC1, Class M1, 1.186%, 06/25/34(a)	1,262,022

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)

Residential Mortgage Backed Securities (cont’d.)
Aa1	$1,331	Ser. 2004-WMC2, Class M1, 1.171%, 07/25/34(a)	$1,150,551
Aa2	1,687	New Century Home Equity Loan Trust, Ser. 2003-4, Class M1, 1.381%, 10/25/33(a)	1,442,654
Aa1	1,326	Ser. 2004-4, Class M1, 0.766%, 02/25/35(a)	1,162,834
Aa3	311	Residential Asset Mortgage Products, Inc., Ser. 2004-RS12, Class MII2, 1.056%, 12/25/34(a)	291,607
Aaa	400	Residential Asset Securities Corp., Ser. 2004-KS1, Class AI5, 5.221%, 02/25/34	392,443
Baa3	890	Ser. 2005-EMX4, Class A3, 0.596%, 11/25/35(a)	796,611
Baa1	194	Saxon Asset Securities Trust, Ser. 2002-2, Class M2, 1.981%, 08/25/32(a)	65,487
Aaa	185	Ser. 2002-3, Class M1, 1.381%, 12/25/32(a)	152,106
Aa3	1,000	Ser. 2005-3, Class M1, 0.716%, 11/25/35(a)	823,942
Caa3	900	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-FR1, Class M1, 0.656%, 11/25/35(a)	198,076
Aaa	647	Structured Asset Investment Loan Trust, Ser. 2003-BC8, Class 3A3, 1.156%, 08/25/33(a)	571,945
AAA(c)	1,110	Ser. 2004-7, Class A8, 1.456%, 08/25/34(a)	917,270
Aaa	1,932	Ser. 2004-BNC1, Class A4, 0.726%, 09/25/34(a)	1,611,576
CC(c)	346	Structured Asset Securities Corp., Ser. 2002-HF2, Class M3, 3.256%, 07/25/32(a)	268,341

			43,660,978

		Total asset backed securities	97,594,773

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	19

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

BANK LOANS(b) 2.1%

Cable 0.3%
Ba1	$112	Charter Communications Operating LLC, 2.255%, 03/06/14(a)	$109,366
Ba1	1,016	3.540%, 09/06/16(a)	996,406
Ba3	471	Insight Midwest Holdings LLC, 1.260%, 10/06/13(a)	454,302
Ba3	688	UPC Broadband Holdings, 4.251%, 12/31/16(a)	670,584

			2,230,658

Consumer 0.2%
Ba2	345	Pilot Travel Centers LLC, 5.246%, 06/30/16(a)	349,400
Ba3	1,400	Visant Corp., 7.000%, 12/22/16(a)	1,411,375

			1,760,775

Electric 0.1%
B2	970	Texas Competitive Electric Holdings Co. LLC, 3.654%, 10/10/14(a)	760,116

Gaming 0.2%
B3	1,336	MotorCity Casino Hotel, 8.500%, 07/13/12(a)	1,329,316

Healthcare & Pharmaceutical 0.5%
Ba3	92	HCA, Inc., 2.539%, 11/18/13(a)	90,317
Ba3	222	3.539%, 03/31/17(a)	217,132
B1	539	Health Management Associates, 2.039%, 02/28/14(a)	525,491
Ba3	1,645	PTS Acquisition Corp., 2.505%, 04/10/14(a)	1,539,897
Baa3	1,000	Royalty Pharma Finance Trust, 7.750%, 05/15/15	1,040,000
Ba3	213	Warner Chilcott Corp., 6.000%, 10/30/14(a)	212,511
Ba3	274	6.250%, 04/30/15(a)	274,995

			3,900,343

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

BANK LOANS(b) (Continued)

Non-Captive Finance 0.4%
B1	$1,275	American General Financial Services Corp., 7.250%, 04/21/15(a)	$1,285,957
Ba2	764	International Lease Finance Corp., 6.750%, 03/17/15(a)	782,032
Ba3	561	7.000%, 03/17/16(a)	572,790

			2,640,779

Retailers 0.1%
B2	565	Neiman Marcus Group, Inc., 2.294%, 04/06/13(a)	550,603

Technology 0.3%
B1	932	First Data Corp., 3.006%, 09/24/14(a)	836,667
Ba1	1,358	Flextronics International Ltd. (Singapore), 2.506%, 10/01/14(a)	1,322,919
B3	237	Sensata Technologies (Netherlands), 2.038%, 04/27/13(a)	230,402

			2,389,988

		Total bank loans	15,562,578

COLLATERALIZED MORTGAGE OBLIGATIONS 0.9%
Aaa	220	American Home Mortgage Investment Trust, Ser. 2004-4, Class 4A, 2.503%, 02/25/45(a)	191,702
AAA(c)	307	Banc of America Funding Corp., Ser. 2005-D, Class A1, 2.886%, 05/25/35(a)	299,731
Aaa	18	Banc of America Mortgage Securities, Inc., Ser. 2004-2, Class 5A1, 6.500%, 10/25/31	18,310
Aaa	53	Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2002-11, Class 1A1, 5.662%, 02/25/33(a)	53,713
Caa2	501	Bear Stearns Alt-A Trust, Ser. 2005-4, Class 23A1, 2.879%, 05/25/35(a)	389,024

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	21

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Caa1	$167	Ser. 2005-4, Class 23A2, 2.879%, 05/25/35(a)	$142,128
A1	347	Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1, 5.250%, 09/25/19	353,489
Caa2	148	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2005-HYB9, Class 3A2A, 2.608%, 02/20/36(a)	116,711
NR	139	Federal Home Loan Mortgage Corp., Ser. 1993-1628, Class LZ, 6.500%, 12/15/23	159,151
NR	365	Ser. 1997-1935, Class JZ, 7.000%, 02/15/27	364,895
NR	194	Ser. 2000-2241, Class PH, 7.500%, 07/15/30	227,674
NR	464	Ser. 2004-T-61, Class 1A1, 1.770%, 07/25/44(a)	466,496
NR	46	Ser. 2005-T-63, Class 1A1, 1.570%, 02/25/45(a)	46,665
NR	5	Federal National Mortgage Association, Ser. 2000-32, Class FM, 0.706%, 10/18/30(a)	5,289
NR	247	Ser. 2001-29, Class Z, 6.500%, 07/25/31	281,922
NR	3	Government National Mortgage Association, Ser. 2000-26, Class DF, 0.656%, 09/20/30(a)	2,555
NR	2	Ser. 2000-30, Class FB, 0.706%, 10/16/30(a)	2,360
AAA(c)	3	Indymac ARM Trust, Ser. 2001-H2, Class A1, 1.928%, 01/25/32(a)	2,276
Aaa	282	MASTR Alternative Loans Trust, Ser. 2004-4, Class 4A1, 5.000%, 04/25/19	286,578
AAA(c)	260	MASTR Asset Securitization Trust, Ser. 2003-7, Class 1A2, 5.500%, 09/25/33	268,872

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
AAA(c)	$100	Prime Mortgage Trust, Ser. 2004-CL1, Class 1A2, 0.656%, 02/25/34(a)	$90,611
AAA(c)	16	Ser. 2004-CL1, Class 2A2, 0.656%, 02/25/19(a)	15,504
AAA(c)	510	Regal Trust IV, Ser. 1999-1, Class A, 144A, 3.253%, 09/29/31(a)	440,973
AAA(c)	34	Residential Funding Mortgage Securities I, Ser. 2003-S9, Class A1, 6.500%, 03/25/32	34,971
A1	606	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3, 2.879%, 02/25/34(a)	583,543
Aa2	83	Structured Asset Mortgage Investments, Inc., Ser. 2002-AR3, Class A1, 0.916%, 09/19/32(a)	72,885
AAA(c)	15	Structured Asset Securities Corp., Ser. 2002-1A, Class 4A, 2.756%, 02/25/32(a)	14,730
A-(c)	7	Ser. 2002-14A, Class 2A1, 2.318%, 07/25/32(a)	4,850
B2	199	Thornburg Mortgage Securities Trust, Ser. 2006-6, Class A1, 0.366%, 11/25/46(a)	193,907
Aaa	673	WaMu Mortgage Pass-Through Certificates, Ser. 2003-R1, Class A1, 0.796%, 12/25/27(a)	591,810
Aa2	112	Ser. 2005-AR13, Class A1A1, 0.546%, 10/25/45(a)	90,797
Aaa	4	Washington Mutual MSC Mortgage Pass-Through Certificates, Ser. 2003-AR1, Class 2A, 2.795%, 02/25/33(a)	3,972
A(c)	528	Wells Fargo Mortgage Backed Securities Trust, Ser. 2006-AR2, Class 2A1, 4.339%, 03/25/36(a)	468,202

		Total collateralized mortgage obligations	6,286,296

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	23

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES 17.0%
Aaa	$120	Banc of America Commercial Mortgage, Inc., Ser. 2006-1, Class A2, 5.334%, 09/10/45(a)	$120,808
Aaa	1,500	Ser. 2006-5, Class A2, 5.317%, 09/10/47	1,550,594
Aaa	1,400	Ser. 2006-6, Class A2, 5.309%, 10/10/45	1,431,069
Aaa	2,000	Ser. 2007-1, Class A2, 5.381%, 01/15/49	2,055,973
AAA(c)	2,700	Ser. 2007-4, Class A3, 5.808%, 02/10/51(a)	2,905,468
AAA(c)	641	Ser. 2007-4, Class ASB, 5.706%, 02/10/51(a)	697,599
A3	650	Bear Stearns Commercial Mortgage Securities, Ser. 2001-TOP4, Class E, 144A, 6.470%, 11/15/33(a)	612,838
AAA(c)	2,500	Ser. 2005-PW10, Class A4, 5.405%, 12/11/40(a)	2,701,729
Aaa	1,494	Ser. 2005-PWR9, Class A2, 4.735%, 09/11/42	1,500,907
Aaa	857	Ser. 2005-T20, Class A2, 5.127%, 10/12/42(a)	863,581
AAA(c)	1,500	Ser. 2007-T28, Class A3, 5.793%, 09/11/42	1,629,038
Aaa	2,000	Citigroup Commercial Mortgage Trust, Ser. 2006-C5, Class A2, 5.378%, 10/15/49	2,082,556
Aaa	2,200	Ser. 2007-C6, Class A3, 5.699%, 12/10/49(a)	2,361,700
Aaa	205	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class A2, 5.408%, 01/15/46	205,708
Aaa	1,300	Ser. 2007-CD4, Class A3, 5.293%, 12/11/49	1,355,629
AA-(c)	4,300	Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class F, 144A, 5.440%, 09/15/30(a)	4,487,739

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
AAA(c)	$1,990	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C7, Class A3, 5.706%, 06/10/46(a)	$2,053,551
AAA(c)	1,500	Ser. 2006-C7, Class A4, 5.768%, 06/10/46(a)	1,661,948
Aaa	3,000	Ser. 2006-C8, Class A2B, 5.248%, 12/10/46	3,104,475
Aa2	4,290	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C2, Class A4, 4.832%, 04/15/37	4,518,413
AAA(c)	520	Ser. 2005-C5, Class A3, 5.100%, 08/15/38(a)	544,267
AAA(c)	1,915	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4, 5.547%, 02/15/39(a)	2,115,914
Aaa	2,000	Ser. 2006-C5, Class A2, 5.246%, 12/15/39	2,048,489
Aaa	2,795	Ser. 2007-C1, Class A2, 5.268%, 02/15/40	2,857,032
Aaa	999	Ser. 2007-C3, Class A2, 5.721%, 06/15/39(a)	1,037,428
AAA(c)	1,783	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3, 5.818%, 05/15/46(a)	1,922,827
Aaa	157	First Union National Bank-Bank of America Commercial Mortgage Trust, Ser. 2001-C1, Class A2, 6.136%, 03/15/33	156,503
AAA(c)	1,700	GE Capital Commercial Mortgage Corp., Ser. 2006-C1, Class A4, 5.335%, 03/10/44(a)	1,877,471
Aaa	4,460	Ser. 2007-C1, Class A2, 5.417%, 12/10/49	4,607,836
Aaa	369	Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3, Class A2, 4.305%, 08/10/42	373,567
Aaa	4,101	Ser. 2005-GG5, Class A2, 5.117%, 04/10/37	4,145,530

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	25

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Aaa	$1,400	Ser. 2005-GG5, Class A5, 5.224%, 04/10/37(a)	$1,514,869
Aaa	2,299	Ser. 2007-GG9, Class A2, 5.381%, 03/10/39	2,367,304
AAA(c)	715	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class AAB, 5.587%, 04/10/38(a)	775,417
Aaa	5,370	Ser. 2006-GG8, Class A2, 5.479%, 11/10/39	5,488,500
Aaa	2,000	Ser. 2007-GG10, Class A2, 5.778%, 08/10/45(a)	2,072,868
Aaa	730	JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-CB12, Class A3A1, 4.824%, 09/12/37	741,709
Aaa	1,880	Ser. 2005-CB13, Class A4, 5.281%, 01/12/43(a)	2,011,778
Aaa	870	Ser. 2005-LDP4, Class A4, 4.918%, 10/15/42(a)	944,729
Aa2	750	Ser. 2005-LDP4, Class AM, 4.999%, 10/15/42(a)	761,603
Aaa	2,500	Ser. 2006-CB14, Class A4, 5.481%, 12/12/44(a)	2,702,889
Aaa	365	Ser. 2006-LDP6, Class A3B, 5.559%, 04/15/43(a)	376,450
Aaa	759	Ser. 2007-CB18, Class A3, 5.447%, 06/12/47	798,147
Aaa	2,800	Ser. 2007-LD11, Class A2, 5.803%, 06/15/49(a)	2,932,448
Aaa	520	Ser. 2007-LD12, Class A2, 5.827%, 02/15/51	544,180
Aaa	600	LB-UBS Commercial Mortgage Trust, Ser. 2002-C2, Class C, 5.696%, 07/15/35	631,326
Aaa	1,100	Ser. 2004-C8, Class A6, 4.799%, 12/15/29(a)	1,156,109
AA(c)	870	Ser. 2005-C7, Class AM, 5.263%, 11/15/40(a)	881,210
Aaa	90	Ser. 2006-C3, Class A2, 5.532%, 03/15/32	90,775

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
AAA(c)	$800	Ser. 2006-C7, Class A2, 5.300%, 11/15/38	$820,632
AAA(c)	1,500	Ser. 2007-C1, Class A2, 5.318%, 02/15/40	1,543,961
AAA(c)	1,000	Ser. 2007-C1, Class A3, 5.398%, 02/15/40	1,068,992
Aaa	1,988	Ser. 2007-C6, Class A2, 5.845%, 07/15/40	2,076,875
Aaa	1,500	Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3, 4.615%, 08/12/39	1,608,102
AAA(c)	650	Ser. 2006-C1, Class A4, 5.655%, 05/12/39(a)	713,069
Aaa	1,065	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4, 5.908%, 06/12/46(a)	1,189,446
Aaa	2,760	Ser. 2006-4, Class A2, 5.112%, 12/12/49(a)	2,827,000
AAA(c)	1,940	Ser. 2007-9, Class A2, 5.590%, 09/12/49	2,025,216
AAA(c)	1,410	Morgan Stanley Capital I, Ser. 2005-IQ9, Class A4, 4.660%, 07/15/56	1,491,929
Aaa	2,500	Ser. 2006-HQ8, Class A4, 5.388%, 03/12/44(a)	2,746,591
AAA(c)	1,020	Ser. 2006-IQ12, Class A4, 5.332%, 12/15/43	1,112,638
AAA(c)	2,000	Ser. 2006-IQ12, Class ANM, 5.310%, 12/15/43	2,061,039
Aaa	708	Ser. 2006-T21, Class A4, 5.162%, 10/12/52(a)	773,762
Aaa	215	Ser. 2007-HQ11, Class A2, 5.359%, 02/12/44	221,263
AAA(c)	695	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C9, Class A3, 4.608%, 12/15/35	729,954
Aaa	13	Ser. 2005-C20, Class A4, 5.285%, 07/15/42(a)	12,689

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	27

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Aa1	$900	Ser. 2005-C20, Class AMFX, 5.179%, 07/15/42(a)	$919,836
Aaa	60	Ser. 2005-C21, Class A3, 5.202%, 10/15/44(a)	60,431
Aaa	2,500	Ser. 2006-C23, Class A4, 5.418%, 01/15/45(a)	2,735,419
Aaa	2,500	Ser. 2006-C25, Class A4, 5.737%, 05/15/43(a)	2,770,863
Aaa	1,881	Ser. 2006-C27, Class A2, 5.624%, 07/15/45	1,921,606
Aaa	250	Ser. 2006-C28, Class A2, 5.500%, 10/15/48	255,680
Aaa	2,000	Ser. 2007-C33, Class A2, 5.858%, 02/15/51(a)	2,081,727
Aaa	2,000	Ser. 2007-C33, Class A3, 5.903%, 02/15/51(a)	2,157,465
Aaa	1,400	Ser. 2007-C34, Class A2, 5.569%, 05/15/46	1,460,646

		Total commercial mortgage backed securities	123,767,329

CORPORATE BONDS 40.7%

Aerospace & Defense 0.3%
Baa3	300	L-3 Communications Corp., Gtd. Notes, 4.750%, 07/15/20	313,163
Ba1	1,135	Gtd. Notes, Ser. B, 6.375%, 10/15/15	1,169,050
Baa1	350	Raytheon Co., Sr. Unsec’d. Notes, 3.125%, 10/15/20	343,381

			1,825,594

Airlines 0.5%
B2	1,150	American Airlines Pass Through Trust 2001-01, Pass-thru Certs., Ser. 01-1, 6.817%, 05/23/11	1,170,125

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Airlines (cont’d.)
Baa2	$5	Continental Airlines 2001-1 Class A-1 Pass Through Trust, Pass-thru Certs., Ser. 01-1, 6.703%, 06/15/21(b)	$5,623
Ba1	433	Continental Airlines 2001-1 Class B Pass Through Trust, Pass-thru Certs., Ser. 011B, 7.373%, 12/15/15(d)	432,598
Baa1	482	Continental Airlines 2007-1 Class A Pass Through Trust, Pass-thru Certs., Ser. 071A, 5.983%, 04/19/22	510,044
Baa1	691	Delta Air Lines 2007-1 Class A Pass Through Trust, Pass-thru Certs., Ser. 071A, 6.821%, 08/10/22	745,929
Baa2	391	UAL 2007-1 Pass Through Trust, Pass-thru Certs., Ser. 071A, 6.636%, 07/02/22	400,755

			3,265,074

Automotive 0.3%
Ba1	350	BorgWarner, Inc., Sr. Unsec’d. Notes, 4.625%, 09/15/20	365,351
Ba2	1,420	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes, 9.875%, 08/10/11(d)	1,505,177
Baa1	250	Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN, 5.750%, 12/15/14	269,373

			2,139,901

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	29

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking 5.7%
A3	$1,055	American Express Co., Sr. Unsec’d. Notes, 8.125%, 05/20/19	$1,355,219
Ba3	1,500	Bank of America Corp., Jr. Sub. Notes, 8.000%, 12/29/49(a)	1,513,755
A2	1,640	Sr. Unsec’d. Notes, 3.700%, 09/01/15(d)	1,653,027
A2	1,265	6.000%, 09/01/17	1,361,056
A1	250	Bank of America NA, Sub. Notes, 5.300%, 03/15/17	256,249
Aa3	705	Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes, 6.750%, 05/22/19	837,604
Aa3	600	Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes, 7.250%, 02/01/18	732,115
Baa3	600	Capital One Capital V, 10.250%, 08/15/39	651,000
Baa2	150	Capital One Financial Corp., Sub. Notes, 6.150%, 09/01/16	166,416
A3	650	Chuo Mitsui Trust & Banking Co. Ltd. (The) (Japan), Jr. Sub. Notes, 144A, 5.506%, 12/29/49(a)	646,054
Ba1	22	Citigroup Capital XIII (Capital security, fixed to floating preferred), 7.875%, 10/30/40(a)	583,000
A3	800	Citigroup, Inc., Sr. Unsec’d. Notes, 5.375%, 08/09/20(d)	841,975
A3	750	6.125%, 11/21/17	834,777
A3	1,950	8.125%, 07/15/39	2,453,311
Baa1	2,305	Sub. Notes, 5.625%, 08/27/12	2,438,042
A3	500	Unsec’d. Notes, 8.500%, 05/22/19	627,839

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
A2	$1,715	Countrywide Financial Corp., Gtd. Notes, MTN, 5.800%, 06/07/12(e)	$1,810,502
Aa3	1,395	Depfa ACS Bank (Ireland), Covered Notes, 144A, 5.125%, 03/16/37	1,029,510
Ba1	780	Discover Bank, Sub. Notes, 7.000%, 04/15/20	860,878
A1	1,370	Goldman Sachs Group, Inc. (The), Sr. Notes, 6.000%, 06/15/20(d)	1,522,496
A1	190	Sr. Unsec’d. Notes, 5.950%, 01/18/18	211,145
A1	575	6.150%, 04/01/18	643,857
A1	840	6.250%, 09/01/17	949,222
A2	185	Sub. Notes, 6.750%, 10/01/37	193,980
A1	1,605	Hana Bank (South Korea), Sr. Unsec’d. Notes, 144A, 4.500%, 10/30/15	1,699,639
A1	445	HSBC Holdings PLC (United Kingdom), Sub. Notes, 6.500%, 05/02/36	475,380
A1	355	6.500%, 09/15/37	381,051
A1	895	6.800%, 06/01/38	994,803
Ba2	900	ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A, 7.250%, 12/31/49(a)	909,104
Baa1	835	JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1, 7.900%, 04/29/49(a)(d)	890,118
Aa3	2,400	Sr. Unsec’d. Notes, 4.400%, 07/22/20	2,442,204
A2	700	JPMorgan Chase Capital XXVII, Ltd. Gtd. Notes, Ser. AA, 7.000%, 11/01/39(d)	708,105

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	31

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
B2	$700	Krung Thai Bank PCL (Thailand), Jr. Sub. Notes, 7.378%, 10/29/49(a)	$714,172
Aa3	1,070	Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes., 144A, MTN, 5.800%, 01/13/20(d)	1,145,092
A2	2,000	Morgan Stanley, Sr. Unsec’d. Notes, 5.500%, 07/24/20	2,081,396
A2	780	Sr. Unsec’d. Notes, MTN, 5.625%, 09/23/19	819,046
A2	1,635	Sr. Unsec’d. Notes, Ser. E, 5.450%, 01/09/17	1,736,117
A1	575	Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec’d. Notes, MTN, 6.400%, 10/21/19	627,207
Aa3	1,080	Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes, Ser. 2, 3.400%, 08/23/13	1,120,641
A2	675	USB Capital XIII Trust, Ltd. Gtd. Notes, 6.625%, 12/15/39	686,792

			41,603,896

Brokerage
NR	745	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN, 6.875%, 05/02/18(f)	170,419

Building Materials & Construction 0.8%
Ba3	475	Country Garden Holdings Co. (Cayman Islands), Sr. Unsec’d. Notes, 144A, 11.750%, 09/10/14	518,937
Ba3	400	Unsec’d. Notes, RegS, 11.750%, 09/10/14	437,000
B1	160	KB Home, Gtd. Notes, 6.375%, 08/15/11	162,400

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
Ba2	$965	Masco Corp., Sr. Unsec’d. Notes, 7.125%, 08/15/13(d)	$1,038,764
NR	1,705	Nakheel Development 2 Ltd. (United Arab Emirates), Sec’d. Notes, 2.750%, 01/16/11	1,918,125
Ba1	1,885	Toll Brothers Finance Corp., Gtd. Notes, 5.150%, 05/15/15	1,929,277

			6,004,503

Cable 1.9%
B1	1,175	Cablevision Systems Corp., Sr. Unsec’d. Notes, 8.625%, 09/15/17	1,326,281
B3	900	Cequel Communications Holdings I LLC And Cequel Capital Corp., Sr. Unsec’d. Notes, 144A, 8.625%, 11/15/17	963,000
B1	5,075	Charter Communications Operating LLC/Charter Communications Operating Capital, Sec’d. Notes, 144A, 8.000%, 04/30/12	5,398,532
Baa1	475	Comcast Cable Communications Holdings, Inc., Gtd. Notes, 9.455%, 11/15/22	674,569
Baa2	2,010	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes, 4.750%, 10/01/14	2,206,423
Baa2	1,050	Time Warner Cable, Inc., Gtd. Notes, 5.850%, 05/01/17	1,197,861
Baa2	1,565	6.750%, 07/01/18	1,878,024
Baa2	200	6.750%, 06/15/39	229,230
Baa2	255	8.250%, 02/14/14	304,433

			14,178,353

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	33

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Capital Goods 0.8%
B2	$700	Ashtead Holdings PLC (United Kingdom), Sec’d. Notes, 144A, 8.625%, 08/01/15	$733,250
Baa2	270	ERAC USA Finance LLC, Gtd. Notes, 144A, 6.200%, 11/01/16 (original cost $269,528; purchased 04/24/06)(b)(g)	307,913
A3	925	Hutchison Whampoa International 09 Ltd., (Cayman Islands), Gtd. Notes, RegS, 7.625%, 04/09/19	1,150,682
B1	300	Marfrig Overseas Ltd. (Cayman Islands), Gtd. Notes, 144A, 9.500%, 05/04/20	321,750
B3	980	MHP SA (Luxembourg), Gtd. Notes, 144A, 10.250%, 04/29/15	1,014,300
A3	1,500	Rockwell Automation, Inc., Sr. Unsec’d. Notes, 5.200%, 01/15/98	1,357,411
Baa3	800	Textron, Inc., Sr. Unsec’d. Notes, 7.250%, 10/01/19(d)	952,174

			5,837,480

Chemicals 1.0%
B1	500	CF Industries, Inc., Gtd. Notes, 6.875%, 05/01/18	570,000
Baa3	950	Dow Chemical Co. (The), Sr. Unsec’d. Notes, 5.900%, 02/15/15	1,070,504
Baa3	725	7.600%, 05/15/14	853,002
Baa3	850	8.550%, 05/15/19(d)	1,091,686
Baa3	475	9.400%, 05/15/39	673,028

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Ba3	$549		INVISTA, Gtd. Notes, 144A, 9.250%, 05/01/12 (original cost $559,998; purchased 03/10/10-03/11/10)(b)(g)	$557,921
Ba3	775		Lyondell Chemical Co., Sr. Sec’d. Notes, 144A, 8.000%, 11/01/17	848,625
B1	620		Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 6.500%, 01/15/12	644,800
Baa1	280		Potash Corp. of Saskatchewan, Inc. (Canada), Sr. Unsec’d. Notes, 6.500%, 05/15/19	333,439
Ba2	850		Union Carbide Corp., Sr. Unsec’d. Notes, 7.500%, 06/01/25	886,125

				7,529,130

Consumer 0.1%
Caa3	903	(h)	Realogy Corp., Gtd. Notes, 11.000%, 04/15/14	807
Ba3	900		Sealy Mattress Co., Sr. Sec’d. Notes, 144A, 10.875%, 04/15/16	1,029,375

				1,030,182

Electric 2.7%
A3	750		CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. J2, 5.700%, 03/15/13	832,176
A3	250		Consumers Energy Co., First Mtge. Bonds, Ser. D, 5.375%, 04/15/13	274,467

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	35

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
Baa2	$1,250	Duke Energy Corp., Sr. Unsec’d. Notes, 6.300%, 02/01/14	$1,432,765
Baa2	750	El Paso Electric Co., Sr. Unsec’d. Notes, 6.000%, 05/15/35	774,772
Baa3	185	Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes, 8.350%, 08/01/13	214,228
A2	1,200	Enel Finance International SA (Luxembourg), Gtd. Notes, 144A, 6.000%, 10/07/39(d)	1,233,913
Baa3	1,000	Enersis SA (Chile), Sr. Unsec’d. Notes, 7.375%, 01/15/14	1,132,087
Baa1	125	Exelon Corp., Sr. Unsec’d. Notes, 4.900%, 06/15/15	137,702
A3	750	Exelon Generation Co. LLC, Sr. Unsec’d. Notes, 6.200%, 10/01/17	873,129
A3	800	6.250%, 10/01/39	833,218
A3	500	Iberdrola International BV (Netherlands), Gtd. Notes, 6.750%, 06/15/12	540,185
A3	15	6.750%, 09/15/33	16,296
A1	975	Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A, 3.125%, 09/16/15	981,696
A1	1,891	6.250%, 06/17/14	2,128,621
Ba2	215	Listrindo Capital BV, (Netherlands), Gtd. Notes, RegS, 9.250%, 01/29/15	243,249
B3	1,970	Mirant Americas Generation LLC, Sr. Unsec’d. Notes, 8.300%, 05/01/11	2,019,250

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
Ba1	$1,108	Mirant Mid-Atlantic Pass-Through Trust A, Pass-thru Certs., Ser. A, 8.625%, 06/30/12	$1,141,402
Baa3	500	Nevada Power Co., Genl. Ref. Mtge., 5.375%, 09/15/40	498,342
Baa3	355	NiSource Finance Corp., Gtd. Notes, 5.450%, 09/15/20	383,115
Ba3	600	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., Sr. Sec’d. Notes, 144A, 10.875%, 06/01/16 (original cost $586,434; purchased 09/22/09)(g)	666,000
B1	575	NRG Energy, Inc., Gtd. Notes, 7.250%, 02/01/14	588,656
Baa1	545	Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes, 6.800%, 09/01/18	664,927
B2	790	Star Energy Geothermal Wayang Windu Ltd., (Virgin Islands (US)), Sr. Sec’d. Notes, RegS, 11.500%, 02/12/15	902,575
Baa2	725	TransAlta Corp. (Canada), Sr. Unsec’d. Notes, 6.650%, 05/15/18	848,170

			19,360,941

Energy—Integrated 0.6%
A2	650	BP Capital Markets PLC (United Kingdom), Gtd. Notes, 4.500%, 10/01/20	673,287
A2	680	5.250%, 11/07/13	743,809
Baa2	1,250	Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes, Ser. WI, 6.750%, 11/15/39	1,496,566

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	37

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Energy—Integrated (cont’d.)
Baa2	$635	Hess Corp., Sr. Unsec’d. Notes, 5.600%, 02/15/41	$648,029
Baa2	175	6.000%, 01/15/40	188,701
Baa1	470	Marathon Oil Canada Corp. (Canada), Gtd. Notes, 8.375%, 05/01/12	516,005

			4,266,397

Energy—Other 0.9%
Ba1	225	Anadarko Petroleum Corp., Sr. Unsec’d. Notes, 6.375%, 09/15/17	249,955
Ba1	175	8.700%, 03/15/19	216,647
Ba1	170	Unsec’d. Notes, 6.200%, 03/15/40	163,337
A3	465	Apache Corp., Sr. Unsec’d. Notes, 5.100%, 09/01/40	464,246
A2	450	Baker Hughes, Inc., Sr. Unsec’d. Notes, 5.125%, 09/15/40	457,219
A1	1,391	Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A, 5.888%, 06/15/19	1,512,696
B2	450	Opti Canada, Inc. (Canada), Sr. Sec’d. Notes, 144A, 9.000%, 12/15/12	459,000
Ba1	700	Pioneer Natural Resources Co., Sr. Unsec’d. Notes, 6.875%, 05/01/18	764,568
Baa2	525	Weatherford International Ltd. (Bermuda), Gtd. Notes, 5.125%, 09/15/20(d)	549,614
Aaa	1,545	XTO Energy, Inc., Sr. Unsec’d. Notes, 6.250%, 04/15/13	1,746,888

			6,584,170

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Foods 2.6%
Baa2	$800	Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A, 6.875%, 11/15/19	$999,805
Baa2	3,075	7.750%, 01/15/19	3,976,455
B3	785	Aramark Corp., Gtd. Notes, 8.500%, 02/01/15	824,250
B3	1,010	Carrols Corp., Gtd. Notes, 9.000%, 01/15/13	1,020,100
Baa2	3,555	Kraft Foods, Inc., Sr. Unsec’d. Notes, 6.125%, 02/01/18	4,187,858
Baa2	275	6.500%, 02/09/40	315,194
Baa1	450	Mead Johnson Nutrition Co., Sr. Unsec’d. Notes, 3.500%, 11/01/14	476,145
Ba3	500	New Albertsons, Inc., Unsec’d. Notes, 7.500%, 02/15/11	507,500
Aa3	625	PepsiCo, Inc., Sr. Unsec’d. Notes, 4.875%, 11/01/40	621,572
B1	1,445	Smithfield Foods, Inc., Sr. Sec’d. Notes, 144A, 10.000%, 07/15/14(d)	1,665,362
B2	1,300	Stater Brothers Holdings, Inc., Gtd. Notes, 8.125%, 06/15/12	1,301,625
Ba2	2,425	Tyson Foods, Inc., Gtd. Notes, 7.350%, 04/01/16(a)	2,697,813
Baa3	420	Yum! Brands, Inc., Sr. Unsec’d. Notes, 8.875%, 04/15/11	435,012

			19,028,691

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	39

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Gaming 0.5%
B2	$1,250	Marina District Finance Co., Inc., Sr. Sec’d. Notes, 144A, 9.500%, 10/15/15	$1,232,812
B1	500	MGM Resorts International, Sr. Sec’d. Notes, 144A, 9.000%, 03/15/20(d)	546,875
B1	395	Sr. Sec’d. Notes, 10.375%, 05/15/14	444,375
B1	1,350	13.000%, 11/15/13(d)	1,604,813

			3,828,875

Healthcare & Pharmaceutical 1.0%
B1	600	Apria Healthcare Group, Inc., Sr. Sec’d. Notes, 12.375%, 11/01/14	671,250
Baa3	1,000	Express Scripts, Inc., Gtd. Notes, 6.250%, 06/15/14	1,152,644
Ba2	560	FMC Finance III SA (Luxembourg), Gtd. Notes, 6.875%, 07/15/17	606,900
Baa2	1,000	McKesson Corp., Sr. Unsec’d. Notes, 6.500%, 02/15/14	1,149,655
B1	1,410	Mylan, Inc., Gtd. Notes, 144A, 7.625%, 07/15/17(d)	1,551,000
Ba2	700	OMEGA Healthcare Investors, Inc., Sr. Notes, 144A, 6.750%, 10/15/22	724,500
Baa3	1,415	Senior Housing Properties Trust, Sr. Unsec’d. Notes, 8.625%, 01/15/12	1,499,900
A1	185	Wyeth, Gtd. Notes, 6.450%, 02/01/24	229,937

			7,585,786

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare Insurance 1.1%
Baa1	$1,220	Aetna, Inc., Sr. Unsec’d. Notes, 3.950%, 09/01/20(d)	$1,222,325
Baa1	725	6.750%, 12/15/37	819,154
Baa2	965	CIGNA Corp., Sr. Unsec’d. Notes, 5.375%, 03/15/17	1,062,760
Ba1	2,100	Coventry Health Care, Inc., Sr. Unsec’d. Notes, 6.125%, 01/15/15	2,207,785
Baa1	350	UnitedHealth Group, Inc., Sr. Unsec’d. Notes, 3.875%, 10/15/20	348,999
Baa1	415	5.700%, 10/15/40	413,819
Baa1	1,000	6.000%, 06/15/17	1,161,859
Baa1	485	WellPoint, Inc., Sr. Unsec’d. Notes, 4.350%, 08/15/20	500,589

			7,737,290

Insurance 2.9%
Baa1	890	Allied World Assurance Co. Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes, 7.500%, 08/01/16	1,014,409
A3	625	American International Group, Inc., Sr. Unsec’d. Notes, 4.250%, 05/15/13	653,125
A3	200	5.050%, 10/01/15	209,300
A3	1,300	Sr. Unsec’d. Notes, MTN, 5.850%, 01/16/18	1,374,750
Baa1	2,350	Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes, 5.750%, 12/01/14	2,512,178
A3	650	Chubb Corp. (The), Jr. Sub. Notes, 6.375%, 03/29/67(a)	667,062

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	41

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Baa1	$525	Endurance Specialty Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes, 7.000%, 07/15/34	$515,575
Ba1	940	Lincoln National Corp., Jr. Sub. Notes, 6.050%, 04/20/67(a)	869,500
Baa2	120	Sr. Unsec’d. Notes, 7.000%, 06/15/40	131,543
Baa2	800	8.750%, 07/01/19	1,031,568
Baa2	2,180	Markel Corp., Sr. Unsec’d. Notes, 7.125%, 09/30/19	2,493,770
A1	550	Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A, 8.875%, 06/01/39(d)	727,498
A3	690	MetLife, Inc., Sr. Unsec’d. Notes, 4.750%, 02/08/21	730,015
A3	750	7.717%, 02/15/19	955,439
Aa2	190	Northwestern Mutual Life Insurance, Notes, 144A, 6.063%, 03/30/40(d)	210,041
Baa1	800	Ohio National Financial Services, Inc., Sr. Notes, 144A, 6.350%, 04/01/13	866,750
Baa1	360	6.375%, 04/30/20	388,295
A2	365	Progressive Corp. (The), Jr. Sub. Notes, 6.700%, 06/15/37(a)	373,212
Aa2	830	Teachers Insurance & Annuity Association of America, Notes, 144A, 6.850%, 12/16/39	975,415
A3	400	Travelers Cos., Inc. (The), Jr. Sub. Notes, 6.250%, 03/15/37(a)	416,000
A2	400	Sr. Unsec’d. Notes, 3.900%, 11/01/20	405,966

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Baa3	$225	Unum Group, Sr. Unsec’d. Notes, 5.625%, 09/15/20	$232,398
Baa2	735	WR Berkley Corp., Sr. Unsec’d. Notes, 5.375%, 09/15/20	750,472
Baa2	2,500	XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes, 6.500%, 01/15/12	2,601,245
Ba1	260	XL Group PLC (Ireland), Jr. Sub. Notes, Ser. E, 6.500%, 12/31/49(a)	232,700
Baa2	25	Sr. Unsec’d. Notes, 5.250%, 09/15/14	26,797

			21,365,023

Lodging 0.5%
B2	900	FelCor Lodging LP, Sr. Sec’d. Notes, 10.000%, 10/01/14(d)	1,012,500
Ba1	1,140	Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes, 7.875%, 05/01/12	1,222,650
Ba1	380	Sr. Unsec’d. Notes, 6.250%, 02/15/13(d)	404,700
Ba1	975	Wyndham Worldwide Corp., Sr. Unsec’d. Notes, 5.750%, 02/01/18	1,013,151

			3,653,001

Media & Entertainment 2.8%
Baa1	90	British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 144A, 6.100%, 02/15/18	103,898
Baa3	1,700	CBS Corp., Gtd. Notes, 8.200%, 05/15/14	2,041,294

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	43

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Ba2	$2,277	CW Media Holdings, Inc. (Canada), Gtd. Notes, 144A, 13.500%, 08/15/15	$2,612,924
Ba2	835	Gannett Co., Inc., Sr. Unsec’d. Notes, 5.750%, 06/01/11(d)	846,481
Ba2	500	6.375%, 04/01/12	518,125
Baa2	483	Historic TW, Inc., Gtd. Notes, 6.625%, 05/15/29	541,602
B3	1,300	Lin Television Corp., Gtd. Notes, Ser. B, 6.500%, 05/15/13	1,313,000
Baa2	600	NBC Universal, Inc., Sr. Unsec’d. Notes, 144A, 4.375%, 04/01/21	612,832
Baa1	1,015	News America, Inc., Gtd. Notes, 6.150%, 03/01/37	1,068,213
Baa1	490	6.900%, 08/15/39	567,238
Baa1	550	7.625%, 11/30/28	656,228
Baa3	2,400	R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes, 4.950%, 04/01/14	2,508,756
Baa3	1,800	8.600%, 08/15/16	2,111,641
Ba3	1,230	Rainbow National Services LLC, Gtd. Notes, 144A, 8.750%, 09/01/12	1,237,687
Baa2	720	Time Warner Cos., Inc., Gtd. Notes, 6.950%, 01/15/28	825,753
Baa1	315	Viacom, Inc., Sr. Unsec’d. Notes, 4.375%, 09/15/14	342,673
Baa1	895	6.250%, 04/30/16	1,059,564
Baa1	460	6.750%, 10/05/37	519,357
Baa1	230	6.875%, 04/30/36	268,266

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Baa2	$750	Vivendi SA (France), Sr. Unsec’d. Notes, 144A, 5.750%, 04/04/13	$816,964

			20,572,496

Metals 1.6%
Baa3	925	ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes, 3.750%, 08/05/15(d)	952,520
Baa3	550	6.125%, 06/01/18	601,510
Baa3	795	Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes, 8.375%, 04/01/17	899,344
B3	2,400	Metals USA, Inc., Sr. Sec’d. Notes, 11.125%, 12/01/15	2,532,000
Baa1	775	Newmont Mining Corp., Gtd. Notes, 6.250%, 10/01/39	869,859
A3	250	Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes, 3.500%, 11/02/20	249,687
A3	1,100	8.950%, 05/01/14	1,373,623
A3	990	9.000%, 05/01/19	1,393,904
Baa3	125	Teck Resources Ltd. (Canada), Gtd. Notes, 3.850%, 08/15/17	129,220
Baa3	309	Sr. Sec’d. Notes, 9.750%, 05/15/14	384,757
Baa3	101	10.250%, 05/15/16	124,735
Ba2	700	United States Steel Corp., Sr. Unsec’d. Notes, 7.000%, 02/01/18	715,750
Baa2	235	Vale Overseas Ltd. (Cayman Islands), Gtd. Notes, 6.875%, 11/21/36	267,789
Baa2	505	6.875%, 11/10/39	579,445

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	45

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Metals (cont’d.)
Baa2		$900	Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A, 5.500%, 11/16/11	$935,312

				12,009,455

Non-Captive Finance 2.9%
B3		850	Ally Financial, Inc., Gtd. Notes, 6.875%, 09/15/11(d)	877,625
B3		635	7.250%, 03/02/11	643,731
B3		1,000	American General Finance Corp., Sr. Unsec’d. Notes, MTN, 6.900%, 12/15/17	832,500
Baa2		373	Bosphorus Financial Services Ltd., (Cayman Islands), Sr. Sec’d. Notes, MTN, RegS, 2.176%, 02/15/12(a)	366,894
Baa1		3,500	GATX Corp., Sr. Unsec’d. Notes, 4.750%, 10/01/12	3,676,533
Aa2	AUD	1,090	General Electric Capital Australia Funding Pty Ltd. (Australia), Gtd. Notes, MTN, 6.000%, 04/15/15	1,026,603
Aa2		885	General Electric Capital Corp., Sr. Unsec’d. Notes, MTN, 4.375%, 09/16/20	892,712
Aa2		2,300	Sr. Unsec’d. Notes, Ser. G, MTN, 6.000%, 08/07/19(i)	2,598,336
Aa2		1,630	6.875%, 01/10/39	1,874,133
Baa1		900	HSBC Finance Capital Trust IX, Ltd. Gtd. Notes, 5.911%, 11/30/35(a)	859,500
B1		1,225	International Lease Finance Corp., Sr. Unsec’d. Notes, MTN, 5.750%, 06/15/11	1,238,781
Ba3		1,275	Sr. Sec’d. Notes, 144A, 6.500%, 09/01/14	1,377,000

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Non-Captive Finance (cont’d.)
Ba2	$1,750	Nelnet, Inc., Jr. Sub. Notes, 7.400%, 09/29/36(a)	$1,545,822
Baa3	735	Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A, 1.009%, 07/03/33(a)(b)	448,588
Ba1	345	SLM Corp., Sr. Unsec’d. Notes, Ser. A, MTN, 5.375%, 01/15/13(d)	350,127
Ba1	1,450	Sr. Unsec’d. Notes, MTN, 5.050%, 11/14/14	1,431,875
Ba1	1,100	8.450%, 06/15/18	1,152,262

			21,193,022

Packaging 0.5%
Ba2	1,310	Greif, Inc., Sr. Unsec’d. Notes, 7.750%, 08/01/19	1,427,900
Baa3	2,300	Sealed Air Corp., Sr. Unsec’d. Notes, 144A, 5.625%, 07/15/13	2,460,165

			3,888,065

Paper 1.1%
		Georgia-Pacific LLC, Gtd. Notes, 144A, 5.400%, 11/01/20
Ba2	1,525	(original cost $1,516,048; purchased 10/27/10)(g)	1,540,250
Ba3	1,440	Sr. Unsec’d. Notes, 8.125%, 05/15/11	1,486,800
Baa3	1,075	International Paper Co., Sr. Unsec’d. Notes, 7.300%, 11/15/39	1,225,313
Baa3	800	7.950%, 06/15/18	978,178

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	47

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Paper (cont’d.)
Ba1	$1,650	MeadWestvaco Corp., Sr. Unsec’d. Notes, 7.375%, 09/01/19	$1,806,097
Ba2	1,000	Rock-Tenn Co., Sr. Sec’d. Notes, 8.200%, 08/15/11	1,053,750

			8,090,388

Pipelines & Other 0.4%
Baa2	520	Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes, 7.300%, 08/15/33	592,704
Baa3	400	Plains All American Pipeline LP/PAA Finance Corp., Gtd. Notes, 4.250%, 09/01/12	419,768
Baa1	750	Sempra Energy, Sr. Unsec’d. Notes, 6.500%, 06/01/16	904,747
Ba3	790	Sonat, Inc., Sr. Unsec’d. Notes, 7.625%, 07/15/11	819,010

			2,736,229

Real Estate Investment Trusts 1.0%
Baa2	1,100	Hospitality Properties Trust, Sr. Unsec’d. Notes, 7.875%, 08/15/14	1,237,079
Baa2	700	Mack-Cali Realty LP, Sr. Unsec’d. Notes, 4.600%, 06/15/13	737,062
Baa3	665	Post Apartment Homes LP, Sr. Unsec’d. Notes, 5.450%, 06/01/12	690,352
Baa2	700	ProLogis, Sr. Unsec’d. Notes, 7.375%, 10/30/19	781,071

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (cont’d.)
Baa1	$600	Realty Income Corp., Sr. Unsec’d. Notes, 6.750%, 08/15/19	$694,174
A3	260	Simon Property Group LP, Sr. Unsec’d. Notes, 4.200%, 02/01/15(d)	281,284
A3	340	6.750%, 05/15/14	392,411
A3	600	10.350%, 04/01/19	848,155
A2	1,450	WEA Finance LLC/WT Finance Aust Pty Ltd., Gtd. Notes, 144A, 5.750%, 09/02/15	1,629,253

			7,290,841

Retailers 1.0%
Baa2	1,225	CVS Caremark Corp., Sr. Unsec’d. Notes, 6.125%, 09/15/39	1,320,115
Ba1	400	Macy’s Retail Holdings, Inc., Gtd. Notes, 5.350%, 03/15/12	418,500
Ba1	2,768	5.875%, 01/15/13	2,961,760
B2	650	Susser Holdings LLC/Susser Finance Corp., Gtd. Notes, 8.500%, 05/15/16	693,063
Aa2	1,825	Wal-Mart Stores, Inc., Sr. Unsec’d. Notes, 5.000%, 10/25/40	1,810,958

			7,204,396

Technology 2.1%
Ba3	540	Advanced Micro Devices, Inc., Sr. Unsec’d. Notes, 8.125%, 12/15/17	583,200
Baa2	950	Amphenol Corp., Sr. Unsec’d. Notes, 4.750%, 11/15/14	1,033,420

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	49

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d.)
Baa3	$275	Arrow Electronics, Inc., Sr. Unsec’d. Notes, 3.375%, 11/01/15	$274,038
Baa2	150	Fiserv, Inc., Gtd. Notes, 3.125%, 10/01/15	154,304
Baa2	500	6.125%, 11/20/12	544,948
Aaa	1,225	Microsoft Corp., Sr. Notes, 3.000%, 10/01/20	1,216,659
Baa3	31	Motorola, Inc., Sr. Unsec’d. Notes, 8.000%, 11/01/11	32,810
B+(c)	825	NXP BV/NXP Funding LLC (Netherlands), Sr. Sec’d. Notes, 144A, 10.000%, 07/15/13	907,500
Ba1	875	Seagate HDD Cayman (Cayman Islands), Gtd. Notes, 144A, 6.875%, 05/01/20	892,500
Ba1	990	Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes, 6.375%, 10/01/11	1,017,225
Baa3	1,005	Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A, 10.000%, 05/01/14	1,226,100
Caa1	959	Sensata Technologies BV (Netherlands), Gtd. Notes, 8.000%, 05/01/14(d)	990,168
Ba1	900	STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 6.750%, 11/15/11	900,562
Caa1	2,500	SunGard Data Systems, Inc., Gtd. Notes, 9.125%, 08/15/13	2,559,375
Caa1	930	10.250%, 08/15/15	979,987

See Notes to Financial Statements.

50	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d.)
Baa2	$1,050	Xerox Corp., Sr. Unsec’d. Notes, 4.250%, 02/15/15	$1,130,721
Baa2	540	8.250%, 05/15/14	649,409

			15,092,926

Telecommunications 2.2%
A2	285	America Movil SAB de CV (Mexico), Gtd. Notes, 6.125%, 03/30/40	314,947
A2	375	AT&T, Inc., Sr. Unsec’d. Notes, 144A, 5.350%, 09/01/40	368,009
A2	755	Sr. Unsec’d. Notes, 6.550%, 02/15/39(e)	860,021
Baa2	150	British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes, 9.875%, 12/15/30	208,555
Baa3	1,100	CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes, 144A, 7.750%, 05/01/17	1,234,750
A2	615	Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes, 8.500%, 11/15/18	841,974
Baa3	3,100	Embarq Corp., Sr. Unsec’d. Notes, 7.082%, 06/01/16 (original cost $2,932,519; purchased 05/12/06- 01/12/09)(b)(g)	3,539,695
Ba3	200	Qwest Capital Funding, Inc., Gtd. Notes, 7.250%, 02/15/11	202,750
Baa3	1,250	Qwest Corp., Sr. Unsec’d. Notes, 3.542%, 06/15/13(a)	1,309,375
Baa3	468	7.625%, 06/15/15(d)	539,370
Baa3	250	7.875%, 09/01/11	263,437
Baa3	700	8.375%, 05/01/16	843,500

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	51

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Ba3	$1,680	Sprint Capital Corp., Gtd. Notes, 7.625%, 01/30/11	$1,701,000
Baa2	1,600	Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 4.950%, 09/30/14	1,729,432
Baa1	1,050	Telefonica Emisiones SAU (Spain), Gtd. Notes, 5.134%, 04/27/20	1,150,666
A3	600	Verizon Communications, Inc., Sr. Unsec’d. Notes, 6.400%, 02/15/38(e)	680,684

			15,788,165

Tobacco 0.9%
Baa1	3,375	Altria Group, Inc., Gtd. Notes, 9.950%, 11/10/38	4,862,038
Baa2	725	Lorillard Tobacco Co., Gtd. Notes, 8.125%, 06/23/19	837,660
Baa3	650	Reynolds American, Inc., Gtd. Notes, 6.750%, 06/15/17	736,827

			6,436,525

		Total Corporate Bonds	297,297,214

FOREIGN AGENCIES 2.1%
A1	100	China Development Bank Corp. (China), Sr. Unsec’d. Notes, 5.000%, 10/15/15	112,553
Ba1	80	DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, 144A, 6.850%, 07/02/37	75,279
Ba1	1,770	Sr. Unsec’d. Notes, MTN, RegS, 6.850%, 07/02/37	1,665,549

See Notes to Financial Statements.

52	Visit our website at www.prudentialfunds.com

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

FOREIGN AGENCIES (Continued)
A1	$100	Export-Import Bank of China (China), Unsec’d. Notes, 144A, 4.875%, 07/21/15	$111,387
A1	1,150	Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes, 4.000%, 01/29/21(d)	1,125,897
A1	275	5.125%, 06/29/20	297,411
A1	220	5.875%, 01/14/15	245,845
Baa1	1,055	GAZ Capital SA (Luxembourg), Sec’d. Notes, 144A, 8.125%, 07/31/14(d)	1,198,744
Baa1	200	Sec’d. Notes, RegS, 8.125%, 07/31/14	226,620
Baa1	3,165	Sr. Unsec’d. Notes, 144A, 9.250%, 04/23/19	3,924,600
Baa1	765	Sr. Unsec’d. Notes, RegS, 9.250%, 04/23/19	948,600
BBB+(c)	157	Gazprom International SA (Luxembourg), Gtd. Notes, 144A, 7.201%, 02/01/20	167,867
A1	620	Korea Expressway Corp. (South Korea), Sr. Unsec’d. Notes, Ser. G, 144A, MTN, 4.500%, 03/23/15	661,063
A1	965	Korea Finance Corp. (South Korea), Sr. Unsec’d. Notes, 3.250%, 09/20/16	962,314
BB-(c)	1,390	National Power Corp. (Philippines), Gtd. Notes, 144A, 4.589%, 08/23/11(a)	1,422,109
NR	895	Petroleos de Venezuela SA (Venezuela), Sr. Unsec’d. Notes, Ser. 2014, 4.900%, 10/28/14	578,170
Ba1	27	Petroleum Export Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A, 5.265%, 06/15/11	26,907
A1	570	Petronas Capital Ltd., (Malaysia), Gtd. Notes, RegS, 7.875%, 05/22/22	760,631

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	53

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

FOREIGN AGENCIES (Continued)
A2	$305	Qtel International Finance Ltd. (Bermuda), Gtd. Notes, 144A, 4.750%, 02/16/21(d)	$301,947
		RAS Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), Sr. Sec’d. Notes, 144A, 5.298%, 09/30/20
Aa2	240	(original cost $240,325; purchased 08/04/05)(g)	260,753

		Total Foreign Agencies	15,074,246

MORTGAGE BACKED SECURITIES 10.5%
	4	Federal Home Loan Mortgage Corp., 2.813%, 07/01/30(a)	4,628
	172	4.500%, 02/01/19	183,300
	4,000	4.500%, TBA 30 YR	4,176,248
	994	5.000%, 07/01/40	1,055,221
	1,000	5.000%, TBA 30 YR	1,060,469
	1,666	5.500%, 10/01/33 - 07/01/34	1,823,986
	1,882	6.000%, 02/01/16 - 12/01/36	2,082,448
	498	6.500%, 03/01/16 - 11/01/33	557,059
	176	7.000%, 09/01/32	199,099
	31	8.500%, 08/01/24 - 11/01/24	36,516
	105	Federal National Mortgage Association, 1.753%, 09/01/40(a)	106,432
	22	2.574%, 09/01/31(a)	23,137
	63	3.621%, 05/01/36(a)	63,403
	1,893	4.000%, 05/01/19 - 03/01/20	1,999,760
	1,000	4.000%, TBA 30 YR	1,030,938
	2,408	4.500%, 06/01/18 - 02/01/39	2,571,886
	4,000	4.500%, TBA 30 YR	4,198,752
	30	4.546%, 01/01/28(a)	30,488
	11,631	5.000%, 09/01/17 - 03/01/34	12,470,821
	7,000	5.000%, TBA 30 YR	7,439,684
	16,621	5.500%, 03/01/16 - 06/01/34	18,017,892
	5,873	6.000%, 05/01/16 - 06/01/37	6,457,696
	2,202	6.500%, 12/01/17 - 11/01/33	2,473,165
	176	7.000%, 03/01/32 - 06/01/32	201,321
	13	Government National Mortgage Association, 3.125%, 11/20/29(a)	13,858
	74	3.375%, 05/20/30(a)	75,999

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

MORTGAGE BACKED SECURITIES (Continued)
	$500	4.000%, TBA 30 YR	$517,656
	3,500	4.500%, TBA 30 YR	3,701,250
	2,000	4.500%, TBA 30 YR	2,115,000
	85	5.500%, 08/15/33	92,335
	249	6.000%, 01/15/33 - 12/15/33	276,039
	1,115	6.500%, 09/15/32 - 07/15/38	1,257,541
	1	8.000%, 08/20/31	1,228
	1	8.500%, 06/15/30	1,304

		Total Mortgage Backed Securities	76,316,559

MUNICIPAL BONDS 0.8%

California 0.3%
A1	525	Bay Area Toll Authority, Build America Bonds, Taxable, Revenue Bonds, 6.907%, 10/01/50	531,195
A1	835	State of California, Build America Bonds, GO, 7.300%, 10/01/39(d)	856,368
A1	275	7.625%, 03/01/40	290,202
Aa1	500	University of California, Build America Bonds, Revenue Bonds, 5.770%, 05/15/43	502,035

			2,179,800

Illinois 0.1%
A1	545	Chicago O’Hare International Airport, Build America Bonds, Revenue Bonds, 6.395%, 01/01/40	565,972
A1	50	State of Illinois, Build America Bonds, Taxable, GO, Ser. 3, 6.725%, 04/01/35	48,511

			614,483

New Jersey 0.1%
A3	750	New Jersey State Turnpike Authority, Build America Bonds, Taxable, Issuer Subsidy, Revenue Bonds, Ser. F, 7.414%, 01/01/40	882,315

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	55

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS (Continued)

Ohio
Aa1	$295	Ohio State University (The), Build America Bonds, Revenue Bonds, 4.910%, 06/01/40	$283,383
Aaa	375	Ohio State Water Development Authority, Build America Bonds, Taxable, Revenue Bonds, 4.879%, 12/01/34	375,870

			659,253

Oregon 0.1%
Aa2	235	Oregon State Department of Transportation, Build America Bonds, Taxable, Subordinated Lien, Revenue Bonds, Ser. A, 5.834%, 11/15/34	251,939

Pennsylvania 0.1%
Aa3	715	Pennsylvania State Turnpike Commission, Build America Bonds, Ser. B, 5.511%, 12/01/45	679,786

Tennessee 0.1%
Aa2	550	Metropolitan Government of Nashville & Davidson County Convention Center Authority, Build America Bonds, Taxable, Subordinated, Revenue Bonds, Ser. B, 6.731%, 07/01/43	571,895

Texas
Aaa	200	Texas State Transportation Commission, Build America Bonds, Taxable, First Tier, Revenue Bonds, Ser. B, 5.028%, 04/01/26	214,646

		Total Municipal Bonds	6,054,117

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)†	Principal Amount (000)#		Description	Value (Note 1)

SOVEREIGNS 1.7%
B(c)		$930	Argentina Bonos (Argentina), Sr. Unsec’d. Notes, 7.000%, 10/03/15	$884,378
Baa1	HUF	226,630	Hungary Government Bond (Hungary), Ser. 15/A, 8.000%, 02/12/15	1,212,567
Baa1	HUF	245,830	Ser. 19/A, 6.500%, 06/24/19	1,214,758
B3	EUR	255	Jamaica Government International Bond (Jamaica), Sr. Unsub. Notes, 11.000%, 07/27/12	373,544
Baa1	MXN	12,510	Mexican Bonos (Mexico), Ser. M 10, 8.000%, 12/17/15	1,125,576
Baa1	MXN	22,020	Ser. M 30, 10.000%, 11/20/36	2,423,127
Baa3		422	Peru Enhanced Pass-Through Finance Ltd. (Peru) Sr. Sec’d. Notes, 144A, 2.760%, 05/31/18(j)	347,929
A2	PLN	3,110	Poland Government Bond (Poland), Ser. 1015, 6.250%, 10/24/15	1,136,982
A2	PLN	3,660	Ser. 1019, 5.500%, 10/25/19	1,271,751
Aa2		810	Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A, 6.400%, 01/20/40	935,550
B2		490	Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, RegS, 6.385%, 06/26/12	493,479
B2		1,195	Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes, 9.250%, 09/15/27	872,350

			Total Sovereigns	12,291,991

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	57

Portfolio of Investments

as of October 31, 2010 continued

Moody’s Ratings (Unaudited)†	Principal Amount (000)#	Description	Value (Note 1)
STRUCTURED NOTE 0.2%
Caa3	$1,542	CDX North America High Yield, Pass-thru Certs., Ser. 5-T3, 144A, 8.250%, 12/29/10	$1,541,663

U.S. GOVERNMENT AGENCY SECURITY
	190	Federal National Mortgage Association, 0.750%, 12/18/13	190,297

U.S. GOVERNMENT TREASURY SECURITIES 4.9%
	3,575	U.S. Treasury Bonds, 3.875%, 08/15/40	3,499,031
	875	4.375%, 05/15/40(d)	932,015
	4,660	7.125%, 02/15/23	6,644,871
	2,120	8.125%, 08/15/19	3,088,575
	65	U.S. Treasury Notes, 0.500%, 10/15/13	64,995
	810	1.250%, 09/30/15(d)	813,797
	3,575	1.250%, 10/31/15	3,587,291
	605	2.625%, 08/15/20(d)	605,568
	11,000	U.S. Treasury Strip Coupon, 3.460%, 08/15/23(k)	7,089,973
	13,985	3.920%, 08/15/22(k)	9,521,170

		Total U.S. government treasury securities	35,847,286

		Total long-term investments (cost $651,208,831)	687,824,349

	Shares
SHORT-TERM INVESTMENTS 12.0%

AFFILIATED MUTUAL FUNDS
	2,810,444	Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $27,895,003)(l)	25,125,371

See Notes to Financial Statements.

58	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

AFFILIATED MUTUAL FUNDS (Continued)
62,862,038	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $62,862,038; includes $26,330,503 of cash collateral received for securities on loan)(l)(m)	$62,862,038

	Total short-term investments (cost $90,757,041)	87,987,409

	Total Investments(n) 106.3% (cost $741,965,872; Note 5)	775,811,758
	Liabilities in excess of other assets(o) (6.3%)	(46,145,514)

	Net Assets 100.0%	$729,666,244

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ABS—Asset-Based Security

ARM—Adjustable Rate Mortgage

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CDO—Collateralized Debt Obligation

CHF—Swiss Franc

CLO—Collateralized Loan Obligation

CLP—Chilean Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

GO—General Obligation

HUF—Hungarian Forint

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

KZT—Kazakhstan Tenge

MTN—Medium Term Note

MXN—Mexican Peso

NOK—Norwegian Krone

NR—Not Rated

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	59

Portfolio of Investments

as of October 31, 2010 continued

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Rouble

SEK—Swedish Krona

SGD—Singapore Dollar

TBA—To Be Announced

TRY—Turkish Lira

ZAR—South African Rand

†	The ratings reflected are as of October 31, 2010. Ratings of certain bonds may have changed subsequent to that date.
#	Unless otherwise stated, principal amounts are denominated in U.S. dollars.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2010.
(b)	Indicates a security that has been deemed illiquid.
(c)	Standard and Poor’s Rating.
(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $25,724,285; cash collateral of $26,330,503 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(e)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(f)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(g)	Indicates a restricted security; the aggregate original cost of such securities is $6,104,852. The aggregate value of $6,872,532 is approximately 0.9% of net assets.
(h)	Amount is actual; not rounded to thousands.
(i)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(j)	Represents a zero coupon bond. Rate shown reflects the effective yield at October 31, 2010.
(k)	The rate shown is the effective yield at October 31, 2010.
(l)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2-Prudential Core Short-Term Bond Fund.
(m)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)	As of October 31, 2010, 8 securities representing $8,796,905 and 1.2% of net assets were fair valued in accordance with the policies adopted by the Board of Directors.
(o)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

See Notes to Financial Statements.

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Open futures contracts outstanding at October 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
	Long Positions:
26	2 Year Euro-Schatz	Dec. 2010	$3,960,937	$3,938,051	$(22,886)
247	2 Year U.S. Treasury Notes	Dec. 2010	54,209,726	54,336,141	126,415
560	5 Year U.S. Treasury Notes	Dec. 2010	67,309,983	68,083,750	773,767
32	10 Year Canadian Bond	Dec. 2010	3,986,057	3,966,193	(19,864)
24	10 Year Euro-Bund	Dec. 2010	4,380,346	4,316,720	(63,626)
31	Long Gilt Future	Dec. 2010	6,196,176	6,127,676	(68,500)
97	U.S. Long Bond	Dec. 2010	12,677,619	12,700,937	23,318
19	U.S. Ultra Bond	Dec. 2010	2,603,867	2,562,031	(41,836)

					706,788

	Short Position:
114	10 Year U.S. Treasury Notes	Dec. 2010	14,465,841	14,396,063	69,778

					$776,566

Forward foreign currency exchange contracts outstanding at October 31, 2010:

Foreign Currency Contracts	Counterparty	Notional Amount		Payable at Settlement Date	Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased:
Australian Dollar expiring 11/23/10	Morgan Stanley & Co., Inc.	AUD	3,321,574	$3,261,207	$3,244,727	$(16,480)
Brazilian Real expiring 01/18/11	UBS AG	BRL	1,789,124	1,041,096	1,035,733	(5,363)
Canadian Dollar expiring 11/22/10	Citibank NA	CAD	1,160,970	1,125,489	1,137,745	12,256
expiring 11/22/10	JPMorgan Chase Securities	CAD	1,111,012	1,091,300	1,088,786	(2,514)
Chilean Peso expiring 01/07/11	Citibank NA	CLP	346,398,800	715,700	704,677	(11,023)
expiring 01/07/11	Citibank NA	CLP	518,996,055	1,087,700	1,055,790	(31,910)
Czech Koruna expiring 11/24/10	Citibank NA	CZK	19,069,951	1,090,400	1,077,277	(13,123)
expiring 11/24/10	JPMorgan Chase Securities	CZK	12,731,536	723,813	719,216	(4,597)
Euro expiring 11/26/10	Goldman Sachs Group LP	EUR	1,114,968	1,552,353	1,551,353	(1,000)

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	61

Portfolio of Investments

as of October 31, 2010 continued

Foreign Currency Contracts	Counterparty	Notional Amount		Payable at Settlement Date	Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased (cont’d.):
Hungarian Forint expiring 11/24/10	Citibank NA	HUF	142,391,671	$724,800	$727,525	$2,725
Indian Rupee expiring 01/07/11	UBS AG	INR	32,142,087	715,700	713,688	(2,012)
Japanese Yen expiring 11/26/10	Citibank NA	JPY	174,094,276	2,139,760	2,163,906	24,146
Kazakhstan Tenge expiring 12/15/10	Morgan Stanley & Co., Inc.	KZT	293,480,820	2,012,900	1,987,881	(25,019)
New Zealand Dollar expiring 11/23/10	Citibank NA	NZD	2,842,480	2,132,949	2,162,953	30,004
expiring 11/23/10	Goldman Sachs Group LP	NZD	1,435,647	1,091,300	1,092,439	1,139
expiring 11/23/10	Morgan Stanley & Co., Inc.	NZD	1,932,643	1,453,900	1,470,622	16,722
expiring 11/24/10	Morgan Stanley & Co., Inc.	NZD	7,263,099	5,399,700	5,526,325	126,625
Norwegian Krone expiring 11/24/10	UBS AG	NOK	7,577,097	1,293,358	1,292,169	(1,189)
Peruvian Nuevo Sol expiring 12/07/10	Citibank NA	PEN	1,993,940	715,700	712,331	(3,369)
expiring 12/07/10	Citibank NA	PEN	3,028,701	1,087,700	1,081,998	(5,702)
Philippine Peso expiring 12/13/10	UBS AG	PHP	128,655,356	2,894,058	2,982,450	88,392
Polish Zloty expiring 11/24/10	Citibank NA	PLN	395,675	139,156	138,583	(573)
expiring 11/24/10	UBS AG	PLN	1,049,557	370,385	367,602	(2,783)
British Pound expiring 11/26/10	Goldman Sachs Group LP	GBP	683,735	1,087,900	1,095,376	7,476
Russian Rouble expiring 12/28/10	Citibank NA	RUB	21,544,001	715,700	694,840	(20,860)
expiring 12/28/10	Morgan Stanley & Co., Inc.	RUB	66,388,803	2,164,617	2,141,180	(23,437)
expiring 12/28/10	UBS AG	RUB	66,388,803	2,164,441	2,141,180	(23,261)
Singapore Dollar expiring 11/23/10	Morgan Stanley & Co., Inc.	SGD	7,337,014	5,633,547	5,668,812	35,265
South African Rand expiring 11/29/10	Goldman Sachs Group LP	ZAR	12,443,797	1,748,620	1,768,438	19,818
South Korean Won expiring 12/28/10	UBS AG	KRW	805,627,705	715,700	714,173	(1,527)
expiring 12/28/10	UBS AG	KRW	812,309,625	723,500	720,096	(3,404)

See Notes to Financial Statements.

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Foreign Currency Contracts	Counterparty	Notional Amount		Payable at Settlement Date	Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased (cont’d.):
Swedish Krona expiring 11/24/10	Goldman Sachs Group LP	SEK	37,102,387	$5,554,423	$5,550,546	$(3,877)
Swiss Franc expiring 11/24/10	Goldman Sachs Group LP	CHF	5,259,030	5,438,691	5,345,314	(93,377)
Turkish Lira expiring 11/29/10	JPMorgan Chase Securities	TRY	4,652,645	3,244,190	3,227,572	(16,618)

						51,550

Sold:
Australian Dollar expiring 11/23/10	UBS AG	AUD	1,120,811	1,091,300	1,094,880	(3,580)
expiring 11/23/10	UBS AG	AUD	1,126,154	1,085,500	1,100,100	(14,600)
Brazilian Real expiring 01/18/11	Citibank NA	BRL	1,884,118	1,087,200	1,090,725	(3,525)
Chilean Peso expiring 01/07/11	Citibank NA	CLP	431,886,375	870,300	878,584	(8,284)
Hungarian Forint expiring 11/24/10	Goldman Sachs Group LP	HUF	383,949,947	1,954,052	1,961,725	(7,673)
Japanese Yen expiring 11/26/10	UBS AG	JPY	70,397,698	869,800	875,009	(5,209)
Kazakhstan Tenge expiring 12/15/10	Goldman Sachs Group LP	KZT	40,986,000	276,000	277,617	(1,617)
expiring 12/15/10	Miller, Tabak, Hirsch & Co.	KZT	40,986,000	276,000	277,617	(1,617)
expiring 12/15/10	Morgan Stanley & Co., Inc.	KZT	105,754,410	710,954	716,324	(5,370)
expiring 12/15/10	UBS AG	KZT	105,754,410	710,954	716,324	(5,370)
Mexican Peso expiring 11/22/10	UBS AG	MXN	22,094,975	1,768,438	1,786,758	(18,320)
New Zealand Dollar expiring 11/23/10	Citibank NA	NZD	1,364,983	1,014,700	1,038,668	(23,968)
expiring 11/23/10	JPMorgan Chase Securities	NZD	1,457,399	1,085,500	1,108,991	(23,491)
expiring 11/24/10	Morgan Stanley & Co., Inc.	NZD	7,265,356	5,399,700	5,528,043	(128,343)
Russian Rouble expiring 12/28/10	Citibank NA	RUB	33,641,200	1,085,200	1,085,000	200
expiring 12/28/10	Citibank NA	RUB	43,941,060	1,450,200	1,417,192	33,008
expiring 12/28/10	Citibank NA	RUB	44,484,250	1,458,500	1,434,711	23,789

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	63

Portfolio of Investments

as of October 31, 2010 continued

Foreign Currency Contracts	Counterparty	Notional Amount		Payable at Settlement Date	Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
Sold (cont’d.):
Singapore Dollar expiring 11/23/10	Goldman Sachs Group LP	SGD	1,704,504	$1,302,600	$1,316,955	$(14,355)
South African Rand expiring 11/29/10	Citibank NA	ZAR	6,415,414	906,600	911,720	(5,120)
Swiss Franc expiring 11/24/10	UBS AG	CHF	5,273,779	5,399,700	5,360,305	39,395

						(174,050)

						$(122,500)

Interest rate swap agreements outstanding at October 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC(a)	08/11/20	$2,350	2.828%	3 month LIBOR	$47,432	$—	$47,432
Barclays Bank PLC(b)	08/16/20	1,470	2.751%	3 month LIBOR	(18,663)	—	(18,663)

					$28,769	$—	$28,769

(a)	The Fund pays the floating rate and receives the fixed rate.
(b)	The Fund pays the fixed rate and receives the floating rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding as of October 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit default swaps on Corporate Issues—Buy Protection(1):
Barclays Bank PLC	06/20/11	$835	5.000%	Gannett Co., Inc. 6.375%, due 04/01/12	$(28,726)	$(8,197)	$(20,529)
Citibank NA	03/20/12	2,500	5.000%	XL Capital Ltd. 5.250%, due 09/15/14	(170,495)	(70,044)	(100,451)
Citibank NA	06/20/14	1,700	1.000%	CBS Corp. 4.625%, due 05/15/18	(20,595)	95,129	(115,724)

See Notes to Financial Statements.

64	Visit our website at www.prudentialfunds.com

Counterparty	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit default swaps on Corporate Issues—Buy Protection(1) (cont’d.):
Credit Suisse International	12/20/12	$3,500	1.000%	GATX Corp. 5.500%, due 02/15/12	$22,105	$25,038	$(2,933)
Credit Suisse International	06/20/14	2,500	1.000%	Centex Corp. 5.250%, due 06/15/15	131,419	(12,638)	144,057
Credit Suisse International	03/20/15	1,885	1.000%	Toll Brothers, Inc. 5.150%, due 05/15/15	71,797	12,882	58,915
Deutsche Bank AG	03/20/12	500	5.000%	Gannett Co., Inc. 6.375%, due 04/01/12	(29,937)	(7,594)	(22,343)
Deutsche Bank AG	12/20/12	2,768	1.000%	May Department Store Co. 8.000%, due 07/15/12	225	74,836	(74,611)
Deutsche Bank AG	06/20/13	2,300	1.000%	Sealed Air Corp. 5.625%, due 07/15/13	15,723	25,841	(10,118)
Deutsche Bank AG	06/20/13	1,250	1.000%	Qwest Corp. 7.200%, due 11/10/26	(13,745)	16,495	(30,240)
Deutsche Bank AG	09/20/13	965	1.000%	Masco Corp. 6.125%, due 10/03/16	27,681	26,317	1,364
Deutsche Bank AG	03/20/14	380	7.050%	Starwood Hotels & Resorts Holdings, Inc. 7.875%, due 05/01/12	(79,871)	—	(79,871)
Deutsche Bank AG	06/20/14	2,400	1.000%	R.R. Donnelly & Sons Co. 4.950%, due 04/01/14	74,999	140,327	(65,328)
Deutsche Bank AG	03/20/18	1,300	3.700%	American International Group 6.250%, due 05/01/36	(134,441)	—	(134,441)
Goldman Sachs International	03/20/14	1,250	0.700%	Duke Energy Corp. 5.650%, due 06/15/13	(16,380)	—	(16,380)
Goldman Sachs International	03/20/14	2,000	5.300%	International Paper Co. 5.300%, due 04/01/15	(284,129)	—	(284,129)
JPMorgan Chase Bank	06/20/14	1,450	5.000%	SLM Corp. 5.125%, due 08/27/12	(54,257)	201,370	(255,627)
JPMorgan Chase Bank	09/20/16	1,800	1.000%	R.R. Donnelley & Sons Co. 4.950%, due 04/01/14	138,903	188,156	(49,253)
JPMorgan Chase Bank	09/20/19	1,650	1.000%	Westvaco Corp. 7.950%, due 02/15/31	151,641	28,843	122,798
Merrill Lynch Capital Services, Inc.	09/20/16	2,425	1.730%	Tyson Foods, Inc. 7.350%, due 04/01/16	28,471	—	28,471

					$(169,612)	$736,761	$(906,373)

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	65

Portfolio of Investments

as of October 31, 2010 continued

Counterparty	Termination Date	Notional Amount (000)#(2)		Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit default swaps on Credit Indices—Buy Protection(1):
Deutsche Bank AG	12/20/15		$15,000	1.000%	CDX.NA.IG.15.V1 zero coupon, due 12/20/2015	$(58,233)	$(12,946)	$(45,287)
Morgan Stanley Capital Services, Inc.	06/20/13	EUR	1,300	1.650%	Itraxx Euro zero coupon, due 06/20/13	(48,045)	(26,636)	(21,409)

						$(106,278)	$(39,582)	$(66,696)

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc., and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

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The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Asset Backed Securities
Non-Residential Mortgage Backed Securities	$—	$44,530,814	$9,402,981
Residential Mortgage Backed Securities	—	43,660,978	—
Bank Loans	—	14,522,578	1,040,000
Collateralized Mortgage Obligations	—	6,286,296	—
Commercial Mortgage Backed Securities	—	123,767,329	—
Corporate Bonds	583,000	296,714,214	—
Foreign Agencies	—	15,074,246	—
Mortgage Backed Securities	—	76,316,559	—
Municipal Bonds	—	6,054,117	—
Sovereigns	—	12,291,991	—
Structured Note	—	1,541,663	—
U.S. Government Agency Security	—	190,297	—
U.S. Government Treasury Securities	—	35,847,286	—
Affiliated Mutual Funds	87,987,409	—	—
Other Financial Instruments*
Futures Contracts	776,566	—	—
Forward Foreign Currency Exchange Contracts	—	(122,500)	—
Interest Rate Swap Agreements	—	28,769	—
Credit Default Swap Agreements	—	(973,069)	—

Total	$89,346,975	$675,731,568	$10,442,981

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Non-Residential Mortgage Backed Securities	Residential Mortgage Backed Securities	Bank Loans

Balance as of 10/31/09	$61,284	$465,091	$—
Realized gain (loss)	104	—	—
Change in unrealized appreciation (depreciation)**	(68,938)	—	105,000
Purchases	10,162,650	—	—
Sales	(752,119)	—	—
Accrued discount/premium	—	—	—
Transfers into Level 3	—	—	935,000
Transfers out of Level 3	—	(465,091)	—

Balance as of 10/31/10	$9,402,981	$—	$1,040,000

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
**	Of which, $35,542 was included in Net Assets relating to securities held at the reporting period end.

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	67

Portfolio of Investments

as of October 31, 2010 continued

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was 1 bank loan transferred into Level 3 as a result of using a single broker quote and 1 Residential Mortgage Backed Security transferred out of Level 3 as a result of using the primary vendor pricing source.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2010 were as follows:

Commercial Mortgage Backed Securities	17.0%
Affiliated Mutual Funds (including 3.6% of collateral received for securities on loan)	12.0
Mortgage Backed Securities	10.5
Non-Residential Mortgage Backed Securities	7.4
Residential Mortgage Backed Securities	6.0
Banking	5.7
U.S. Government Treasury Securities	4.9
Non-Captive Finance	3.3
Insurance	2.9
Electric	2.8
Media & Entertainment	2.8
Foods	2.6
Technology	2.4
Cable	2.2
Telecommunications	2.2
Foreign Agencies	2.1
Sovereigns	1.7
Metals	1.6
Healthcare & Pharmaceutical	1.5
Healthcare Insurance	1.1
Paper	1.1
Retailers	1.1
Chemicals	1.0
Real Estate Investment Trusts	1.0
Collateralized Mortgage Obligations	0.9
Energy—Other	0.9
Tobacco	0.9
Building Materials & Construction	0.8
Capital Goods	0.8
Municipal Bonds	0.8
Gaming	0.7
Energy—Integrated	0.6
Airlines	0.5
Lodging	0.5
Packaging	0.5
Pipelines & Other	0.4
Aerospace & Defense	0.3

See Notes to Financial Statements.

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Industry (cont’d.)
Automotive	0.3%
Consumer	0.3
Structured Note	0.2

106.3
Liabilities in excess of other assets	(6.3)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are, credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$355,605		Unrealized depreciation on swap agreements	$1,328,674
Credit contracts	Premiums paid for swap agreements	835,234		Premiums received for swap agreements	138,055
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	460,960		Unrealized depreciation on forward currency contracts	583,460
Interest rate contracts	Due from broker—variation margin	993,278	*	Due from broker—variation margin	216,712	*
Interest rate contracts	Unrealized appreciation on swap agreements	47,432		Unrealized depreciation on swap agreements	18,663

Total		$2,692,509			$2,285,564

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	69

Portfolio of Investments

as of October 31, 2010 continued

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Currency Contracts	Futures	Swaps	Purchased Options	Total
Credit contracts	$—	$—	$(1,110,544)	$—	$(1,110,544)
Foreign exchange contracts	1,397,357	—	—	—	1,397,357
Interest rate contracts	—	6,002,446	(296,013)	(21,376)	5,685,057

Total	$1,397,357	$6,002,446	$(1,406,557)	$(21,376)	$5,971,870

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Currency Contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$(84,942)	$(84,942)
Foreign exchange contracts	(72,361)	—	—	(72,361)
Interest rate contracts	—	197,291	(23,059)	174,232

Total	$(72,361)	$197,291	$(108,001)	$16,929

For the year ended October 31, 2010, the Fund’s average volume of derivative activities is as follows:

Futures Long Position	Futures Short Position	Forward Currency Contracts- Purchased	Forward Currency Contracts-Sold	Interest Rate Swaps	Credit Default Swaps as Buyer	Credit Default Swaps as Writer
(Value at Trade Date)	(Value at Trade Date)	(Value at Settlement Date Payable)	(Value at Settlement Date Receivable)	(Notional Amount in USD(000))	(Notional Amount in USD(000))	(Notional Amount in USD(000))
$98,737,826	$14,763,626	$28,793,985	$12,974,880	$19,973	$42,617	$400

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2010	ANNUAL REPORT

Prudential Total Return Bond Fund, Inc.

Statement of Assets and Liabilities

as of October 31, 2010

Assets
Investments, at value including securities on loan of $25,724,285:
Unaffiliated investments (cost $651,208,831)	$687,824,349
Affiliated investments (cost $90,757,041)	87,987,409
Receivable for investments sold	24,086,780
Dividends and interest receivable	7,046,896
Receivable for Fund shares sold	3,019,636
Premiums paid for swap agreements	835,234
Unrealized appreciation on forward currency contracts	460,960
Unrealized appreciation on swap agreements	403,037
Due from broker—variation margin	295,046
Prepaid expenses	16,223

Total assets	811,975,570

Liabilities
Payable for investments purchased	50,713,593
Payable to broker for collateral for securities on loan	26,330,503
Payable for Fund shares reacquired	1,453,546
Unrealized depreciation on swap agreements	1,347,337
Dividends payable	705,870
Unrealized depreciation on forward currency contracts	583,460
Payable to custodian	257,727
Management fee payable	257,152
Accrued expenses	254,174
Distribution fee payable	188,975
Premiums received for swap agreements	138,055
Affiliated transfer agent fee payable	51,469
Deferred directors’ fees	27,465

Total liabilities	82,309,326

Net assets	$729,666,244

Net assets were comprised of:
Common stock, at par	$51,160
Paid-in capital in excess of par	687,147,320

687,198,480
Undistributed net investment income	1,039,639
Accumulated net realized gain on investment and foreign currency transactions	7,890,610
Net unrealized appreciation on investments and foreign currencies	33,537,515

Net assets, October 31, 2010	$729,666,244

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($408,014,071 ÷ 28,593,668 shares of common stock issued and outstanding)	$14.27
Maximum sales charge (4.50% of offering price)	0.67

Maximum offering price to public	$14.94

Class B
Net asset value, offering price and redemption price per share ($47,885,661 ÷ 3,355,721 shares of common stock issued and outstanding)	$14.27

Class C
Net asset value, offering price and redemption price per share ($99,620,818 ÷ 6,986,508 shares of common stock issued and outstanding)	$14.26

Class L
Net asset value, offering price and redemption price per share ($10,241,893 ÷ 717,610 shares of common stock issued and outstanding)	$14.27
Maximum sales charge (4.25% of offering price)	0.63

Maximum offering price to public	$14.90

Class M
Net asset value, offering price and redemption price per share ($4,842,948 ÷ 339,317 shares of common stock issued and outstanding)	$14.27

Class R
Net asset value, offering price and redemption price per share ($952,077 ÷ 66,621 shares of common stock issued and outstanding)	$14.29

Class X
Net asset value, offering price and redemption price per share ($4,381,628 ÷ 306,343 shares of common stock issued and outstanding)	$14.30

Class Z
Net asset value, offering price and redemption price per share ($153,727,148 ÷ 10,793,937 shares of common stock issued and outstanding)	$14.24

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	73

Statement of Operations

Year Ended October 31, 2010

Net Investment Income
Income
Unaffiliated interest income	$28,848,853
Affiliated dividend income	419,684
Affiliated income from securities loaned, net	33,981

Total income	29,302,518

Expenses
Management fee	2,894,311
Distribution fee—Class A	849,361
Distribution fee—Class B	315,146
Distribution fee—Class C	542,225
Distribution fee—Class L	52,560
Distribution fee—Class M	92,897
Distribution fee—Class R	1,644
Distribution fee—Class X	12,608
Transfer agent’s fees and expenses (including affiliated expense of $292,900) (Note 3)	712,000
Custodian’s fees and expenses	217,000
Registration fees	123,000
Reports to shareholders	100,000
Audit fee	46,000
Legal fees and expenses	32,000
Directors’ fees	27,000
Insurance	12,000
Miscellaneous	21,796

Total expenses	6,051,548
Expense reimbursement (Note 2)	(711,658)

Net expenses	5,339,890

Net investment income	23,962,628

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	11,126,425
Foreign currency transactions	1,309,017
Futures transactions	6,002,446
Swap transactions	(1,406,557)

17,031,331

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $1,264,701)	26,635,972
Foreign currencies	(67,423)
Futures contracts	197,291
Swaps	(108,001)

26,657,839

Net gain on investments and foreign currency transactions	43,689,170

Net Increase In Net Assets Resulting From Operations	$67,651,798

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$23,962,628	$18,786,831
Net realized gain on investment and foreign currency transactions	17,031,331	7,017,942
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	26,657,839	62,114,386

Net increase in net assets resulting from operations	67,651,798	87,919,159

Dividends from net investment income (Note 1)
Class A	(13,102,274)	(12,551,178)
Class B	(1,415,381)	(1,954,138)
Class C	(2,403,373)	(2,004,922)
Class L	(382,845)	(492,884)
Class M	(298,440)	(792,595)
Class R	(11,254)	(45)
Class X	(197,198)	(371,609)
Class Z	(4,039,120)	(1,594,177)

	(21,849,885)	(19,761,548)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	329,425,150	117,354,545
Net asset value of shares issued in reinvestment of dividends	19,288,060	17,267,456
Cost of shares reacquired	(141,458,258)	(123,832,220)

Net increase in net assets from Fund share transactions	207,254,952	10,789,781

Capital contributions
Proceeds from regulatory settlement (Note 6)	181,981	—
Class X (Note 2)	1,616	8,530

	183,597	8,530

Total increase	253,240,462	78,955,922

Net Assets:
Beginning of year	476,425,782	397,469,860

End of year(a)	$729,666,244	$476,425,782

(a) Includes undistributed net investment income of:	$1,039,639	$—

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	75

Notes to Financial Statements

Prudential Total Return Bond Fund, Inc. (the “Fund”), incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is total return. The Fund seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund’s investment adviser. This means we invest at least 80% of the Fund’s investable assets in debt securities, including U.S. Government securities, mortgage-related securities, corporate securities and foreign securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the

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securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign

Prudential Total Return Bond Fund, Inc.	77

Notes to Financial Statements

continued

currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Foreign Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk

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in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another

Prudential Total Return Bond Fund, Inc.	79

Notes to Financial Statements

continued

instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest rate swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit default swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund’s maximum risk of loss from counterparty credit risk for purchased

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credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility

Prudential Total Return Bond Fund, Inc.	81

Notes to Financial Statements

continued

that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2010, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at October 31, 2010 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to interest income. Net investment income or loss (other than distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, are made annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of

Prudential Total Return Bond Fund, Inc.	83

Notes to Financial Statements

continued

compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $1 billion and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .50% for the year ended October 31, 2010.

PI has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed .60% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M, R and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. For the year ended October 31, 2010, PIMS contractually agreed to limit such fees to .25%, .75% and .50% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has voluntarily agreed to limit such fees to .75% of the average daily net assets of the Class B shares. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

During the year ended October 31, 2008, management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The Manager has paid the class for the overcharge which is reflected as an increase in net

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investment income, an increase in distributions from net investment income related to Class X, and capital contributions to Class X in the Statement of Changes for the year ended October 31, 2008. The impact is also reflected in the Financial Highlights for the years ended October 31, 2010, October 31, 2009, October 31, 2008 and period ended October 31, 2007.

PIMS has advised the Fund that it has received $830,764 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2010. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker- dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2010, it received $5,778, $100,235, $,11,002 and $6,370 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C and Class M shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”), affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2010, the Fund incurred approximately $240,800 in total networking fees, of which $7,800 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2010, PIM has been compensated approximately $11,500 for these services.

The Fund invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the

Prudential Total Return Bond Fund, Inc.	85

Notes to Financial Statements

continued

Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2010 aggregated $1,201,834,097 and $997,137,931, respectively. United States government securities represent $387,083,527 and $364,584,370 of those purchases and sales, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2010, the adjustments were to decrease undistributed net investment income by $429,705, increase accumulated net realized gain on investment and foreign currency transactions by $438,168 and a decrease to paid in capital by $8,463 due to difference for financial and tax reporting purposes in the treatment of accreting market discount and amortization of premiums, certain transactions involving foreign currencies, swaps, paydown gains/losses and other book to tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$741,970,151	$43,159,703	$(9,318,096)	$33,841,607	$(1,040,939)	$32,800,668

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The difference between book basis and tax basis were primarily attributable to the difference in the treatment of market discount, amortization of premiums and deferred losses on wash sales. The other cost basis adjustments are primarily attributed to appreciation (depreciation) of foreign currencies, swaps, futures, forward currency transactions and mark-to-market of receivables and payables.

For the year ended October 31, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets, was $21,849,885 from ordinary income. For the year ended October 31, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $19,761,548 from ordinary income.

As of October 31, 2010, the Fund had accumulated undistributed earnings on a tax basis of $4,395,044 from ordinary income and $5,905,504 from long-capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The Fund utilized approximately $8,847,000 of its capital loss carryforward to offset net taxable gains realized in the year ended October 31, 2010.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 4.50% and 4.25%, respectively. Investors who purchase $1 million or more of Class A or Class L shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, but are not subject to an initial sales charge. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and Class X shares are sold with a CDSC that declines from 6% to zero depending on the period of time the shares are held. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class X shares will automatically convert to Class A shares

Prudential Total Return Bond Fund, Inc.	87

Notes to Financial Statements

continued

approximately 10 years after purchase. Class L, Class M and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain Prudential funds. Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

There are 2 billion shares of common stock authorized, $.001 par value per share, divided into nine classes, designated Class A, Class B, Class C, Class L, Class M, Class Q, Class R, Class X and Class Z shares, each of which consists of 575 million, 75 million, 75 million, 25 million, 25 million, 350 million, 350 million, 25 million and 500 million shares, respectively. Class Q will be offered commencing on December 27, 2010.

For the year ended October 31, 2010, the Fund received $181,981 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s Statement of Changes in Net Assets. The Fund was not involved in the proceedings or the calculation of the payment.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2010:
Shares sold	10,171,872	$140,001,484
Shares issued in reinvestment of dividends	865,024	11,845,880
Shares reacquired	(5,610,005)	(76,998,886)

Net increase (decrease) in shares outstanding before conversion	5,426,891	74,848,478
Shares issued upon conversion from Class B, Class M and Class X	1,155,170	15,718,316

Net increase (decrease) in shares outstanding	6,582,061	$90,566,794

Year ended October 31, 2009:
Shares sold	3,987,788	$47,784,664
Shares issued in reinvestment of dividends	915,619	10,997,060
Shares reacquired	(6,164,618)	(74,102,048)

Net increase (decrease) in shares outstanding before conversion	(1,261,211)	(15,320,324)
Shares issued upon conversion from Class B, Class M and Class X	2,388,827	28,459,144

Net increase (decrease) in shares outstanding	1,127,616	$13,138,820

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Class B	Shares	Amount
Year ended October 31, 2010:
Shares sold	1,479,211	$20,358,648
Shares issued in reinvestment of dividends	94,458	1,290,847
Shares reacquired	(862,482)	(11,750,367)

Net increase (decrease) in shares outstanding before conversion	711,187	9,899,128
Shares reacquired upon conversion into Class A	(405,366)	(5,518,670)

Net increase (decrease) in shares outstanding	305,821	$4,380,458

Year ended October 31, 2009:
Shares sold	767,927	$9,249,342
Shares issued in reinvestment of dividends	144,401	1,720,569
Shares reacquired	(1,077,025)	(12,750,086)

Net increase (decrease) in shares outstanding before conversion	(164,697)	(1,780,175)
Shares reacquired upon conversion into Class A	(1,521,521)	(18,061,781)

Net increase (decrease) in shares outstanding	(1,686,218)	$(19,841,956)

Class C
Year ended October 31, 2010:
Shares sold	3,793,756	$52,103,282
Shares issued in reinvestment of dividends	137,428	1,883,543
Shares reacquired	(1,012,877)	(13,868,793)

Net increase (decrease) in shares outstanding	2,918,307	$40,118,032

Year ended October 31, 2009:
Shares sold	1,305,936	$15,665,648
Shares issued in reinvestment of dividends	129,949	1,557,887
Shares reacquired	(1,030,368)	(12,323,541)

Net increase (decrease) in shares outstanding	405,517	$4,899,994

Class L
Year ended October 31, 2010:
Shares sold	12,535	$171,197
Shares issued in reinvestment of dividends	27,096	370,004
Shares reacquired	(141,349)	(1,930,948)

Net increase (decrease) in shares outstanding	(101,718)	$(1,389,747)

Year ended October 31, 2009:
Shares sold	24,729	$302,297
Shares issued in reinvestment of dividends	39,747	475,226
Shares reacquired	(235,811)	(2,804,378)

Net increase (decrease) in shares outstanding	(171,335)	$(2,026,855)

Prudential Total Return Bond Fund, Inc.	89

Notes to Financial Statements

continued

Class M	Shares	Amount
Year ended October 31, 2010:
Shares sold	18,325	$248,235
Shares issued in reinvestment of dividends	18,097	245,426
Shares reacquired	(168,482)	(2,278,985)

Net increase (decrease) in shares outstanding before conversion	(132,060)	(1,785,324)
Shares reacquired upon conversion into Class A	(600,172)	(8,196,020)

Net increase (decrease) in shares outstanding	(732,232)	$(9,981,344)

Year ended October 31, 2009:
Shares sold	63,519	$753,372
Shares issued in reinvestment of dividends	55,114	653,829
Shares reacquired	(547,065)	(6,410,086)

Net increase (decrease) in shares outstanding before conversion	(428,432)	(5,002,885)
Shares reacquired upon conversion into Class A	(710,593)	(8,543,156)

Net increase (decrease) in shares outstanding	(1,139,025)	$(13,546,041)

Class R
Year ended October 31, 2010:
Shares sold	99,055	$1,367,521
Shares issued in reinvestment of dividends	483	6,716
Shares reacquired	(33,002)	(452,128)

Net increase (decrease) in shares outstanding	66,536	$922,109

Year ended October 31, 2009:
Shares sold	2	$20
Shares issued in reinvestment of dividends	4	45
Shares reacquired	(2)	(20)

Net increase (decrease) in shares outstanding	4	$45

Class X
Year ended October 31, 2010:
Shares sold	13,923	$190,120
Shares issued in reinvestment of dividends	14,204	193,899
Shares reacquired	(64,893)	(875,419)

Net increase (decrease) in shares outstanding before conversion	(36,766)	(491,400)
Shares reacquired upon conversion into Class A	(147,707)	(2,003,626)

Net increase (decrease) in shares outstanding	(184,473)	$(2,495,026)

Year ended October 31, 2009:
Shares sold	70,505	$806,972
Shares issued in reinvestment of dividends	30,524	364,140
Shares reacquired	(186,587)	(2,186,825)

Net increase (decrease) in shares outstanding before conversion	(85,558)	(1,015,713)
Shares reacquired upon conversion into Class A	(153,036)	(1,854,207)

Net increase (decrease) in shares outstanding	(238,594)	$(2,869,920)

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Class Z	Shares	Amount
Year ended October 31, 2010:
Shares sold	8,389,192	$114,984,663
Shares issued in reinvestment of dividends	251,657	3,451,745
Shares reacquired	(2,419,699)	(33,302,732)

Net increase (decrease) in shares outstanding	6,221,150	$85,133,676

Year ended October 31, 2009:
Shares sold	3,462,626	$42,792,230
Shares issued in reinvestment of dividends	123,282	1,498,700
Shares reacquired	(1,118,387)	(13,255,236)

Net increase (decrease) in shares outstanding	2,467,521	$31,035,694

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay a commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the SCA has been extended from October 20, 2010 through December 17, 2010 under the same terms. Effective December 17, 2010, the Fund, along with the Funds entered into a new Syndicated Credit Agreement (“New SCA”) with a group of banks. The New SCA provides for a commitment of $750 million. The Funds will pay an annualized commitment fee of .10% of the unused portion of the New SCA. The expiration date of the New SCA is December 16, 2011. Interest on any borrowings under the New SCA will be incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2010.

Note 8. Notice of Distributions to Shareholders

The Fund declared capital gain distributions on December 20, 2010 to shareholders of record on December 20, 2010. The ex-dividend date was December 21, 2010. The per share amounts declared were as follows:

	Long-Term Capital Gains	Short-Term Capital Gains
Class A, B, C, L, M, R, X and Z shares	$0.11548	$0.04267

Prudential Total Return Bond Fund, Inc.	91

Notes to Financial Statements

continued

Note 9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note 10. Subsequent Event

Class Q shares are scheduled to commence operations on December 27, 2010. These shares will be available only to limited groups of investors.

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Financial Highlights

Class A Shares
	Year Ended October 31,				Ten-Month Period Ended October 31,		Year Ended December 31,
	2010(a)		2009(a)	2008(a)	2007(a)(b)		2006(a)	2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.21		$11.26	$12.62	$12.59		$12.67	$12.94
Income (loss) from investment operations:
Net investment income	.58		.55	.61	.54		.62	.54
Net realized and unrealized gain (loss) on investment transactions	1.01		1.98	(1.38)	.01		(.08)	(.22)
Total from investment operations	1.59		2.53	(.77)	.55		.54	.32
Less Dividends:
Dividends from net investment income	(.53)		(.58)	(.59)	(.52)		(.62)	(.59)
Capital Contributions (Note 6)	-	(h)	-	-	-		-	-
Net asset value, end of period	$14.27		$13.21	$11.26	$12.62		$12.59	$12.67
Total Return(c):	12.27%		23.09%	(6.36)%	4.30%		4.39%	2.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$408,014		$290,709	$235,064	$243,079		$212,105	$173,946
Average net assets (000)	$339,741		$259,620	$253,885	$237,573		$194,447	$152,629
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.85%		.85%	.91%	1.01%	(f)	1.13%	1.16%
Expenses, excluding distribution and service (12b-1) fees	.60%		.60%	.66%	.76%	(f)	.88%	.91%
Net investment income	4.22%		4.61%	4.93%	5.10%	(f)	4.97%	4.21%
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	185%		397%	512%	326%	(g)	387%	264%

(a) Calculations are based on average shares outstanding during the period.

(b) For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 0.97%, 0.72% and 4.10%, respectively, for the year ended October 31, 2010, 1.07%, 0.82% and 4.39%, respectively, for the year ended October 31, 2009 and 1.07%, 0.82% and 4.77%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.

(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets.

(f) Annualized.

(g) Not annualized.

(h) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	93

Financial Highlights

continued

Class B Shares
	Year Ended October 31,				Ten-Month Period Ended October 31,		Year Ended December 31,
	2010(a)		2009(a)	2008(a)	2007(a)(b)		2006(a)	2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.21		$11.25	$12.61	$12.59		$12.67	$12.93
Income (loss) from investment operations:
Net investment income	.51		.49	.55	.49		.52	.44
Net realized and unrealized gain (loss) on investment transactions	1.01		1.99	(1.38)	(.01)		(.08)	(.21)
Total from investment operations	1.52		2.48	(.83)	.48		.44	.23
Less Dividends:
Dividends from net investment income	(.46)		(.52)	(.53)	(.46)		(.52)	(.49)
Capital Contributions (Note 6)	-	(g)	-	-	-		-	-
Net asset value, end of period	$14.27		$13.21	$11.25	$12.61		$12.59	$12.67
Total Return(c):	11.71%		22.59%	(6.83)%	3.76%		3.59%	1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$47,886		$40,281	$53,291	$79,746		$65,239	$91,469
Average net assets (000)	$42,019		$44,554	$70,583	$81,856		$77,544	$109,484
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(f)	1.35%		1.35%	1.41%	1.56%	(e)	1.88%	1.91%
Expenses, excluding distribution and service (12b-1) fees	.60%		.60%	.66%	.76%	(e)	.88%	.91%
Net investment income	3.73%		4.12%	4.45%	4.57%	(e)	4.18%	3.46%

(a) Calculations are based on average shares outstanding during the period.

(b) For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.47%, 0.72% and 3.61%, respectively, for the year ended October 31, 2010, 1.57%, 0.82% and 3.89%, respectively, for the year ended October 31, 2009 and 1.57%, 0.82% and 4.29%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.

(e) Annualized.

(f) The distributor of the Fund has voluntarily agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets.

(g) Less than $.005 per share.

See Notes to Financial Statements.

94	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended October 31,				Ten-Month Period Ended October 31,		Year Ended December 31,
	2010(a)		2009(a)	2008(a)	2007(a)(b)		2006(a)	2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.20		$11.25	$12.61	$12.59		$12.67	$12.93
Income (loss) from investment operations:
Net investment income	.50		.49	.55	.51		.56	.48
Net realized and unrealized gain (loss) on investment transactions	1.02		1.98	(1.38)	(.02)		(.08)	(.22)
Total from investment operations	1.52		2.47	(.83)	.49		.48	.26
Less Dividends:
Dividends from net investment income	(.46)		(.52)	(.53)	(.47)		(.56)	(.52)
Capital Contributions (Note 6)	-	(g)	-	-	-		-	-
Net asset value, end of period	$14.26		$13.20	$11.25	$12.61		$12.59	$12.67
Total Return(c):	11.72%		22.51%	(6.83)%	3.80%		4.03%	2.06%

Ratios/Supplemental Data:
Net assets, end of period (000)	$99,621		$53,688	$41,201	$47,465		$13,555	$14,646
Average net assets (000)	$72,297		$46,340	$46,126	$42,213		$13,295	$15,940
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.35%		1.35%	1.41%	1.51%	(f)	1.63%	1.66%
Expenses, excluding distribution and service (12b-1) fees	.60%		.60%	.66%	.76%	(f)	.88%	.91%
Net investment income	3.69%		4.11%	4.45%	4.59%	(f)	4.45%	3.71%

(a) Calculations are based on average shares outstanding during the period.

(b) For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.47%, 0.72% and 3.57%, respectively, for the year ended October 31, 2010, 1.57%, 0.82% and 3.89%, respectively, for the year ended October 31, 2009 and 1.57%, 0.82% and 4.28%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.

(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets.

(f) Annualized.

(g) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	95

Financial Highlights

continued

Class L Shares
	Year Ended October 31,				March 5, 2007(a) through October 31,
	2010(b)		2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.21		$11.25	$12.62	$12.69
Income (loss) from investment operations:
Net investment income	.55		.52	.57	.40
Net realized and unrealized gain (loss) on investment transactions	1.01		1.99	(1.38)	(.08)
Total from investment operations	1.56		2.51	(.81)	.32
Less Dividends:
Dividends from net investment income	(.50)		(.55)	(.56)	(.39)
Capital Contributions (Note 6)	-	(f)	-	-	-
Net asset value, end of period	$14.27		$13.21	$11.25	$12.62
Total Return(c):	11.99%		22.90%	(6.67)%	2.41%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,242		$10,820	$11,149	$15,099
Average net assets (000)	$10,512		$10,661	$13,644	$16,876
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.10%		1.10%	1.16%	1.26%	(e)
Expenses, excluding distribution and service (12b-1) fees	.60%		.60%	.66%	.76%	(e)
Net investment income	4.01%		4.37%	4.69%	4.84%	(e)

(a) Inception date of Class L shares.

(b) Calculations are based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.22%, 0.72% and 3.89%, respectively, for the year ended October 31, 2010, 1.32%, 0.82% and 4.14%, respectively, for the year ended October 31, 2009 and 1.32%, 0.82% and 4.53%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.

(e) Annualized.

(f) Less than $.005 per share.

See Notes to Financial Statements.

96	Visit our website at www.prudentialfunds.com

Class M Shares
	Year Ended October 31,				March 5, 2007(a) through October 31,
	2010(b)		2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.21		$11.25	$12.61	$12.68
Income (loss) from investment operations:
Net investment income	.48		.46	.55	.37
Net realized and unrealized gain (loss) on investment transactions	1.01		1.99	(1.38)	(.09)
Total from investment operations	1.49		2.45	(.83)	.28
Less Dividends:
Dividends from net investment income	(.43)		(.49)	(.53)	(.35)
Capital Contributions (Note 6)	-	(f)	-	-	-
Net asset value, end of period	$14.27		$13.21	$11.25	$12.61
Total Return(c):	11.44%		22.29%	(6.86)%	2.08%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,843		$14,153	$24,877	$51,025
Average net assets (000)	$9,289		$18,875	$37,597	$62,106
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.60%		1.60%	1.45%	1.76%	(e)
Expenses, excluding distribution and service (12b-1) fees	.60%		.60%	.66%	.76%	(e)
Net investment income	3.58%		3.88%	4.42%	4.35%	(e)

(a) Inception date of Class M shares.

(b) Calculations are based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.72%, 0.72% and 3.46%, respectively, for the year ended October 31, 2010, 1.82%, 0.82% and 3.65%, respectively, for the year ended October 31, 2009 and 1.61%, 0.82% and 4.26%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.

(e) Annualized.

(f) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	97

Financial Highlights

continued

Class R Shares
	Year Ended October 31,			January 14, 2008(a) through October 31,
	2010(b)		2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.20		$11.26	$12.71
Income (loss) from investment operations:
Net investment income	.54		.52	.46
Net realized and unrealized gain (loss) on investment transactions	1.04		1.97	(1.46)
Total from investment operations	1.58		2.49	(1.00)
Less Dividends:
Dividends from net investment income	(.49)		(.55)	(.45)
Capital Contributions (Note 6)	-	(g)	-	-
Net asset value, end of period	$14.29		$13.20	$11.26
Total Return(c):	12.17%		22.64%	(8.12)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$952		$1	$1
Average net assets (000)	$329		$1	$1
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.10%		1.10%	1.16%	(f)
Expenses, excluding distribution and service (12b-1) fees	.60%		.60%	.66%	(f)
Net investment income	3.79%		4.31%	5.85%	(f)

(a) Inception date of Class R shares.

(b) Calculations are based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.22%, 0.72% and 3.67%, respectively, for the year ended October 31, 2010, 1.32%, 0.82% and 4.09%, respectively, for the year ended October 31, 2009 and 1.32%, 0.82% and 5.69%, respectively, for the period ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.

(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets.

(f) Annualized.

(g) Less than $.005 per share.

See Notes to Financial Statements.

98	Visit our website at www.prudentialfunds.com

Class X Shares
	Year Ended October 31,			March 5, 2007(a) through October 31,
	2010(b)	2009(b)	2008(b)	2007(b)(f)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.23	$11.28	$12.62	$12.69
Income (loss) from investment operations:
Net investment income	.58	.55	.64	.44
Net realized and unrealized gain (loss) on investment transactions	1.01	1.99	(1.38)	(.07)
Total from investment operations	1.59	2.54	(.74)	.37
Less Dividends:
Dividends from net investment income	(.53)	(.60)	(.61)	(.45)
Capital Contributions (Note 2 & 6)	.01	.01	.01	.01
Net asset value, end of period	$14.30	$13.23	$11.28	$12.62
Total Return(c):	12.33%	23.26%	(6.06)%	2.77%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,381	$6,494	$8,229	$11,879
Average net assets (000)	$5,043	$7,270	$10,631	$12,751
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.85%	.85%	.85%	.76%	(e)
Expenses, excluding distribution and service (12b-1) fees	.60%	.60%	.66%	.76%	(e)
Net investment income	4.28%	4.64%	5.15%	5.34%	(e)

(a) Inception date of Class X shares.

(b) Calculations are based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 0.97%, 0.72% and 4.16%, respectively, for the year ended October 31, 2010, 1.07%, 0.82% and 4.41%, respectively, for the year ended October 31, 2009 and 1.01%, 0.82% and 4.99%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.

(e) Annualized.

(f) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of the regulatory limits. Total return has not been adjusted to reflect the manager payment for sales charges in excess of the regulatory limits.

See Notes to Financial Statements.

Prudential Total Return Bond Fund, Inc.	99

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,				Ten-Month Period Ended October 31,		Year Ended December 31,
	2010(a)		2009(a)	2008(a)	2007(a)(b)		2006(a)	2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.18		$11.24	$12.60	$12.57		$12.66	$12.93
Income (loss) from investment operations:
Net investment income	.60		.58	.64	.56		.63	.54
Net realized and unrealized gain (loss) on investment transactions	1.02		1.97	(1.37)	.02		(.06)	(.19)
Total from investment operations	1.62		2.55	(.73)	.58		.57	.35
Less Dividends:
Dividends from net investment income	(.56)		(.61)	(.63)	(.55)		(.66)	(.62)
Capital Contributions (Note 6)	-	(f)	-	-	-		-	-
Net asset value, end of period	$14.24		$13.18	$11.24	$12.60		$12.57	$12.66
Total Return(c):	12.58%		23.35%	(6.13)%	4.51%		4.61%	2.75%

Ratios/Supplemental Data:
Net assets, end of period (000)	$153,727		$60,279	$23,658	$16,233		$14,871	$19,963
Average net assets (000)	$99,628		$31,795	$22,302	$15,145		$15,799	$25,208
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.60%		.60%	.66%	.76%	(e)	.88%	.91%
Expenses, excluding distribution and service (12b-1) fees	.60%		.60%	.66%	.76%	(e)	.88%	.91%
Net investment income	4.42%		4.86%	5.19%	5.35%	(e)	5.16%	4.45%

(a) Calculations are based on average shares outstanding during the period.

(b) For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 0.72%, 0.72% and 4.30%, respectively, for the year ended October 31, 2010, 0.82%, 0.82% and 4.65%, respectively, for the year ended October 31, 2009 and 0.82%, 0.82% and 5.03%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.

(e) Annualized.

(f) Less than $.005 per share.

See Notes to Financial Statements.

100	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Total Return Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Total Return Bond Fund, Inc. (formerly Dryden Total Return Bond Fund, Inc.) (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the ten-month period ended October 31, 2007 and each of the years in the two-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the ten-month period ended October 31, 2007 and each of the years in the two-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2010

Prudential Total Return Bond Fund, Inc.	101

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end, October 31, 2010 as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended October 31, 2010, the Fund paid ordinary income dividends of $0.53 per Class A share, $0.46 per Class B share, $0.46 per Class C share, $0.50 per Class L share, $0.43 per Class M share, $0.49 per Class R share, $0.53 per Class X share and $0.56 per Class Z share, respectively.

For the fiscal year ended October 31, 2010, the Fund designates the maximum amount allowable but not less than 61.95% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2011, you will be advised on IRS 1099DIV or substitute Form 1099, as to the federal tax status of the dividends received by you in calendar year 2010.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 10.63% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

102	Visit our website at www.prudentialfunds.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential Total Return Bond Fund, Inc.

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member & Independent Chair Portfolios Overseen: 58	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 2003; Richard A. Redeker, 1994; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Total Return Bond Fund, Inc.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1)	The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006, Grace C. Torres, 1996; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Total Return Bond Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Total Return Bond Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not

Prudential Total Return Bond Fund, Inc.

Approval of Advisory Agreements (continued)

identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports

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from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper Intermediate Investment-Grade Debt Funds Performance Universe) was in the first quartile over the one-, three-, five-, and 10-year periods. The Board noted that the Fund outperformed or performed competitively against its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered the Fund’s actual management fees (which reflects any subsidies, expense caps or waivers) was in the Expense Group’s first quartile, and that the Fund’s total expenses were in the Expense Group’s second quartile. The Board considered that PI has agreed to reimburse expenses and/or waive fees so that the Fund’s annual operating expenses do not exceed 0.600% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets through February 28, 2011. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser,

Prudential Total Return Bond Fund, Inc.

Approval of Advisory Agreements (continued)

an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Street New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfund.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Total Return Bond Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Total Return Bond Fund, Inc.
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PDBAX	PRDBX	PDBCX	DTRLX	DTRMX	DTBRX	N/A	PDBZX
CUSIP	74440B108	74440B207	74440B306	74440B504	74440B603	74440B801	74440B702	74440B405

MF166E    0192552-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2010 and October 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $46,000 and $42,329, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended October 31, 2010. During the fiscal year ended October 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Total Return Bond Fund, Inc.

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date:	December 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date:	December 21, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 21, 2010